UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Hercules Capital, Inc.
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400 Hamilton Avenue, Suite 310
Palo Alto, California 94301
(650) 289-3060

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
HERCULES CAPITAL, INC.

Time	9:00 a.m., Pacific Time

Date	December 13, 2017

Place	Hercules Capital, 400 Hamilton Avenue, Suite 310 Palo Alto, California 94301

Purpose	1.	Elect two directors who will serve for the term specified in the Proxy Statement.

	2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

	3.	Approve, on an advisory basis, the frequency of the executive compensation advisory vote.

	4.	Ratify the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm for the year ending December 31, 2017.

	5.	Transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date
You have the right to receive notice of and to vote at the annual meeting if you were a stockholder of record at the close of business on October 30, 2017. We plan to begin mailing this Proxy Statement on or about November 9, 2017 to all stockholders entitled to vote their shares at the annual meeting.

Voting by Proxy
Please submit a proxy card or, for shares held in “street name,” voting instruction form as soon as possible so your shares can be voted at the meeting. You may submit your proxy card or voting instruction form by mail. If you are a registered stockholder, you may also vote electronically by telephone or over the Internet by following the instructions included with your proxy card. If your shares are held in “street name,” you will receive instructions for voting of shares from your broker, bank or other nominee, which may permit telephone or Internet voting. Follow the instructions on the voting instruction form that you receive from your broker, bank or other nominee to ensure that your shares are properly voted at the annual meeting.

The enclosed Proxy Statement is also available at https://materials.proxyvote.com/427096. This website also includes copies of the proxy card and our annual report to stockholders. Stockholders may request a copy of the Proxy Statement and our annual report by contacting our main office at (650) 289-3060.

By Order of the Board,

General Counsel, Chief Compliance Officer and Secretary

PROXY STATEMENT—TABLE OF CONTENTS

SUMMARY INFORMATION

This summary provides highlights about Hercules Capital, Inc., and information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider when deciding how to vote your shares. The “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly owned subsidiaries and its affiliated securitization trusts on or after February 25, 2016 and “Hercules Technology Growth Capital, Inc.” and its wholly owned subsidiaries and its affiliated securitization trusts prior to February 25, 2016 unless the context otherwise requires.

About Hercules and 2016 Financial Highlights

We are a specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries.

2016 Company Highlights

The Company had an exceptional year in 2016 in key financial and non-financial areas. Our select financial performance achievements are below, which also highlights the growth and success of our Company. Our 2016 financial and non-financial highlights are as follows:

•	Record Net Investment Income "NII" of $100.3 million, or $1.34 per share, an increase of 36.5% as compared to $73.5 million, or $1.04 per share in the prior year;
•	Record Total Investment Income of $175.1 million, an increase of 11.4%, as compared to $157.1 million in the prior year;
•	Record Total Investment Assets of $1.42 billion, at value, an increase of 18.6%, as compared to $1.20 billion in the prior year;
•	One and five-year Total Shareholder Returns (“TSR”) of 25.9% and 110.7%, respectively; and
•	13.3% Return on Average Equity "ROAE" (NII/Average Equity).

Key Performance Highlights

Total Investment Income
($ in millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$97.5
$139.7
$143.7
$157.1
$175.1
15.8% CAGR
2012
2013
2014
2015
2016

Net Investment Income "NII"
($ in millions)
$100
$80
$60
$40
$20
$0
$48.1
$73.1
$71.8
$73.5
$100.3
20.7% CAGR
2012
2013
2014
2015
2016

Total Investments at Cost
($ in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914.3
$906.3
$1,035.3
$1,252.3
$1,511.5
13.4% CAGR
2012
2013
2014
2015
2016

Total Assets
($ in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,123.6
$1,221.7
$1,299.2
$1,324.0
$1,464.2
6.8% CAGR
2012
2013
2014
2015
2016

[1]	SUMMARY INFORMATION

Total Shareholder Return % (TSR)(b) vs. BDCs & INDEXES

140%
120%
100%
80%
60%
40%
20%
0%
25.9%
24.8%
24.4%
110.7%
42.9%
72.1%
107.6%
93.4%
N/A
77.8%
17.6%
N/A
1- Year
5-Year
7-Year
10-Year
HTGC
BDC Group (a)
WF BDCS (3/31/16)

(a) BDC Group: AINV, ARCC, BKCC, FSC, FSIC, GBDC, GSBD, KCAP, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, TCPC, TCRD, TICC,TSLX

(b) TSR is defined as stock appreciation plus distributed dividend distributions

Source: S&P Capital IQ as of December 31, 2016

Delivering Strong Shareholder Returns

SUMMARY INFORMATION	[2]

DELIVERING STRONG AND CONSISTENT FINANCIAL PERFORMANCE

MAINTAINING A PREMIUM TO NAV

[3]	SUMMARY INFORMATION

PORTFOLIO GROWTH WITH UNDERWRITING DISCIPLINE

HERCULES’ INVESTMENT PORTFOLIO: Year-End 2016

SUMMARY INFORMATION	[4]

2016 Peer Group Analysis

As of October 31 2016, the Company outperformed most of its Peer Group (defined on page 34) over the one-, three- and five-year period as follows:

	Return on Average Assets (excl. cash)		Return on Equity		Return on Invested Capital		Total Shareholder Returns
Performance Period	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group
1-year	6.1%	100%	10.5%	93%	6.2%	93%	36.2%	100%
3-year	6.2%	99%	10.2%	89%	6.3%	89%	5.3%	64%
5-year	6.3%	96%	10.3%	86%	6.4%	87%	17.2%	88%

* Data source: S&P Capital IQ and reflects the most recent four quarters and TSR available as of 10/31/16.

Voting Matters and Recommendations

Agenda Items		Board Vote Recommendation	Page Reference (for more detail)
1.	To elect two directors who will serve for the term specified in the Proxy Statement.	FOR	10

2.	To approve, on an advisory basis, the compensation of Hercules’ named executive officer (“NEOs”), as described in the Proxy Statement.	FOR	53

3.	To approve, on an advisory basis, the frequency of the executive compensation advisory vote.	ONE YEAR	55

4.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as our independent public accounting firm for the fiscal year ending December 31, 2017.	FOR	56

Board Nominees

Name	Age	Director Since	Independent(1)	Board Committee Members
				AC	CC	NCGC
Robert P. Badavas	64	2006	X	C	—	—
Jorge Titinger(2)	56	—	X	—	—	—

AC = Audit Committee CC = Compensation Committee NGCG = Nominating and Corporate Governance Committee

M = Member C = Committee Chairman

(1) Under the rules and regulations of the SEC and the listing standards of New York Stock Exchange (“NYSE”).

(2) If elected, Mr. Titinger will serve as chairperson of the Compensation Committee.

[5]	SUMMARY INFORMATION

Corporate Governance Highlights

•	Board Independence: Independent directors comprise the majority of our board of directors (“Board”) (7 out of 8 directors).
•	Independent Director: A lead independent director enhances our Board’s management oversight responsibilities.
•	Board Committee: All of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (“NCG Committee”) are independent directors.
•	Board Accountability: Our Board and its committees conduct scheduled meetings in executive session, out of the presence of our chief executive officer.
•	Term Limits: Our corporate governance guidelines impose term limits on our directors and our committee chairs.
•	Risk Management: Our Board and its committees remain in close contact with, and receive reports on various aspects of our business from, our senior management team and independent auditors.
•	The “Corporate Governance” section of this Proxy Statement provides further information about our corporate governance practices, Board structure and Board committees.

Executive Compensation

Consistent with our Board’s recommendation and our stockholders’ preference, we submit an advisory vote to approve our executive compensation (otherwise known as “say-on-pay”) on an annual basis. Accordingly, we are seeking your approval, on an advisory basis, of the compensation for our NEOs, as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement. In addition, we are also seeking a vote, on an advisory basis, as to whether an advisory vote should occur every one, two or three years. We are required by applicable law to seek shareholder input on “say on pay” frequency this year.

2016 Executive Compensation Highlights

For a summary of our 2016 executive compensation and key features of our executive compensation programs, please refer to the Executive Summary of the “Compensation Discussion and Analysis” section of this Proxy Statement on page 30.

Auditor Matters

We are seeking your ratification of PwC as our independent public accounting firm for the 2017 fiscal year. The following table summarizes the fees billed, or expected to be billed, by PwC for the fiscal year ending December 31, 2016, (please refer to the proposal on page 56):

2016 (in millions)
Audit Fees	$1.4
Audit-Related Fees	—
Tax Fees	$0.1
All Other Fees	—
Total	$1.5

For 2016, 93.3% of the 2016 fees represented audit and audit-related fees.

SUMMARY INFORMATION	[6]

General Information

For general information regarding our Proxy Statement, please review the questions and answers at the end of our Proxy Statement. For questions in which you require additional information, please call us at (650) 600-5405 or send an e-mail to Melanie Grace, Secretary, at mgrace@htgc.com.

You may cast your vote in any of the following ways:

Internet Visit www.proxyvote.com. You will need the 16-digit control number included in the proxy card, voter instruction card or notice.	QR Code You can scan the QR Code on your proxy card to vote with your mobile phone.	Phone Call 1-800-690-6903 or the number on your voter instruction form. You will need the control number included in your proxy card.	Mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	In Person Attend the meeting in person.

[7]	SUMMARY INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 30, 2017, the beneficial ownership of each current director, each nominee for director, our NEOs, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October 30, 2017 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 84,162,661 shares of common stock outstanding as of October 30, 2017.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	Record/Beneficial	1,869,663	2.2%

Independent Directors
Robert P. Badavas(3)	Record/Beneficial	148,565		*
Jorge Titinger	N/A	—	—
Thomas J. Fallon(4)	Record/Beneficial	51,836		*
Brad Koenig	N/A	—	—
Allyn C. Woodward, Jr.(5)	Record/Beneficial	277,105		*
Joseph F. Hoffman(6)	Record/Beneficial	35,478		*
Doreen Woo Ho(7)	Record/Beneficial	12,236		*
Susanne D. Lyons(8)	Record/Beneficial	21,575		*

Other Named Executive Officers
Mark R. Harris(9)	Record/Beneficial	52,568		*
Scott Bluestein(10)	Record/Beneficial	209,339		*
Melanie Grace(11)	Record/Beneficial	14,662		*
Executive officers and directors as a group(12 persons)(12)			3.2%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Includes 192,133 shares of restricted stock. 1,610,958 shares of common stock held by The Henriquez Family Trust of which 862,784 shares are pledged as a security; 54,348 shares of common stock held in trusts for the benefit of Mr. Henriquez children and for which his spouse serves as trustee; and 12,224 shares of common stock held in the Manuel Henriquez-Roth IRA. Mr. Henriquez disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(3)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options. All shares are held of record by the Robert P. Badavas Trust of 2007, and Mr. Badavas disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(4)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock. All shares are held of record by the Fallon Family Revocable Trust, and Mr. Fallon disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
(5)	Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options, 1,666 shares of restricted common stock, and 34,500 shares of common stock held by Mr. Woodward’s spouse in her name. Mr. Woodward disclaims any beneficial ownership interest of such shares held by his spouse except to the extent of his pecuniary interest therein.
(6)	Includes 15,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock. All shares are held of record by the Hoffman Trust, and Mr. Hoffman disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.
SECURITY OWNERSHIP INFORMATION	[8]

(7)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock.
(8)	Includes 10,000 shares of common stock that can be acquired upon the exercise of outstanding options. All shares are held of record by the Lyons Family Trust, and Ms. Lyons disclaims any beneficial ownership interest of such shares except to the extent of her pecuniary interest therein.
(9)	Includes 25,895 shares of restricted common stock. Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(10)	Includes 51,304 shares of restricted common stock.
(11)	Includes 7,251 shares of restricted common stock.
(12)	Includes 90,000 shares of common stock that can be acquired upon the exercise of outstanding options and 284,914 shares of restricted common stock.
*	Less than 1%.

The following table sets forth as of October 30, 2017, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned
Interested Director
Manuel A. Henriquez	Over $100,000

Independent Directors
Robert P. Badavas	Over $100,000
Jorge Titinger	—
Thomas J. Fallon	Over $100,000
Brad Koenig	—
Allyn C. Woodward, Jr.	Over $100,000
Joseph F. Hoffman	Over $100,000
Doreen Woo Ho	Over $100,000
Susanne D. Lyons	Over $100,000

Other Named Executive Officers
Mark R. Harris(1)	Over $100,000
Scott Bluestein	Over $100,000
Melanie Grace	Over $100,000
(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.

[9]	SECURITY OWNERSHIP INFORMATION

PROPOSAL 1: ELECTION OF DIRECTORS

The Board unanimously recommends that you vote FOR the nominees for director
(Item 1 on your proxy card)

General

The Board currently consists of eight directors and is divided into three classes. Each class of the Board serves a staggered three-year term. Our Class I directors, whose terms expire at the annual meeting, are Robert P. Badavas and Susanne D. Lyons.

There are two nominees to Class I of the Board this year — Messrs. Badavas and Titinger. Ms. Lyons has decided not to stand for re-election in 2017. The nomination of Messrs. Badavas and Titinger to stand for election at the annual meeting has been recommended by the NCG Committee and has been approved by the Board. Messrs. Badavas and Titinger, if elected, will serve for a three-year term expiring at the 2020 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, or until their earlier death, resignation or removal from the Board.

Messrs. Badavas and Titinger are not being nominated as a director for election pursuant to any agreement or understanding between such person and Hercules. Messrs. Badavas and Titinger have indicated their willingness to continue to serve if elected and have consented to be named as nominees. Messrs. Badavas and Titinger are not an “interested person” of Hercules, as such term is defined under the 1940 Act.

Director Qualifications

The Board recognizes that it is important to assemble a body of directors that, taken together, has the skills, qualifications, experience and attributes appropriate for functioning as a Board, and working with management, effectively. The NCG Committee is responsible for maintaining a well-rounded and diverse Board that has the requisite range of skills and qualifications to oversee the Company effectively. The NCG Committee has not established a minimum qualification for director candidates. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership. The diversity of background and experience includes ensuring that the Board includes individuals with experience or skills sufficient to meet the requirements of the various rules and regulations of the NYSE and the SEC, such as the requirements to have a majority of independent directors and an Audit Committee Financial Expert. However, in light of our business, the primary areas of experience and qualifications sought by the NCG Committee in incumbent and director candidates include, but are not limited to, the following:

•	Client Industries—Experience with venture capital-backed companies in general, and our specific portfolio company industries – technology, life sciences, middle market, and sustainable and renewable technology.
•	Banking/Financial Services—Experience with commercial or investment banking, mutual fund, or other financial services industries, including regulatory experience and specific knowledge of the Securities Act of 1933, as amended (the “Securities Act”).
•	Leadership/Strategy—Experience as a CEO, COO, President, CFO, or significant division manager responsible for leading a large team, and establishing and executing successful business strategies.
•	Finance, IT and Other Business Operations—Experience related to finance, accounting, IT, treasury, human resources, or other key business processes.
•	Enterprise Risk Management—Experience with enterprise risk management processes and functions.
•	Public Company Board Experience and Governance—Experience with corporate governance issues, particularly in publicly-traded companies.
•	Strategic Planning—Experience with senior executive-level strategic planning for publicly-traded companies, private companies, and non-profit entities.
•	Mergers and Acquisitions—Experience with public and private mergers and acquisitions, both in identifying and evaluating potential targets, as well as post-acquisition integration activities.

For each director, we have highlighted certain key areas of experience that qualify him or her to serve on the Board in each of their respective biographies below beginning on page 14.

PROPOSAL 1	[10]

A stockholder can vote for or withhold his, her or its vote for the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this Proxy Statement. If the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of the person nominated by our Board as a replacement. Our Board has no reason to believe that the nominees will be unable or unwilling to serve.

Required Vote

This proposal requires the affirmative vote of the holders of a plurality of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.

Broker Non-Votes

Broker non-votes are votes cast for shares held by a broker or other nominee for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on non-routine proposals. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

[11]	PROPOSAL 1

Information about the Directors and Executive Officers

For each director, we have highlighted certain key areas of experience that qualify him or her to serve on the Board in each of their respective biographies below.

Name, Address, and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During the past 5 years(2)
Independent Directors
Robert P. Badavas (64)	Director Nominee	Class I Director since 2006	Retired. Chairman and Chief Executive Officer of PlumChoice, provider of remote technical services and support, from 2011-2016.	Constant Contract, Inc., an online marketing company, from 2007-2016.

Jorge Titinger (56)	Director Nominee	Class I Director Nominee
President and Founder of Titinger Consulting, a private consulting and advisory service provider, since 2016, and President and Chief Executive Officer of Silicon Graphics International, a leader in high-performance computing, from 2012-2016, which was acquired by Hewlett Packard Enterprise in 2016.

Xcerra, supplies products and services to the semiconductor and electronics manufacturing industry, since 2012, and CalAmp, a pure-play pioneer in the connected vehicle and broader Industrial Internet of Things marketplace, since 2015.

Thomas J. Fallon (56)	Director	Class II Director since 2014	Chief Executive Officer of Infinera Corporation, manufacturer of high capacity optical transmission equipment, since 2010.	Infinera Corporation since 2014.

Brad Koenig (59)	Director	Class II Director since 2017
Founder and Chief Executive Officer of FoodyDirect.com, an online marketplace that features foods from the top restaurants, bakeries and artisan purveyors around the country, since 2011. Head of Global Technology Investment Banking at Goldman Sachs, from 2011-2015.
GSV Capital Corporation, from 2015-2017.

Allyn C. Woodward, Jr. (76)	Director	Class II Director since 2004	Retired. Vice Chairman and Director of Adams Harkness Financial Group, an institutional investment bank, from 2001-2006.	None.

Joseph F. Hoffman (68)	Director	Class III Director since 2015	Retired. SEC Reviewing Partner and Silicon Valley Professional for KPMG from 1998-2009.	None.

Doreen Woo Ho (70)	Director	Class III Director since 2016	Commissioner of the San Francisco Port Commission since May, 2011 and served as President from 2012 to 2014.	U.S Bank since 2012.
PROPOSAL 1	[12]

Name, Address, and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During the past 5 years(2)
Interested Director
Manuel A. Henriquez (54)(3)	Director Chief Executive Officer and Chairman of the Board of Directors	Class III since 2004	Hercules Capital, Inc. since 2004.	None.
(1)	The address for each officer and director is c/o Hercules Capital, Inc., 400 Hamilton Avenue., Suite 310, Palo Alto, California 94301.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Henriquez is an interested director due to his position as an officer of the Company.
[13]	PROPOSAL 1

Director Nominees Biographies

The biographical information for the director nominees are as follows:

Robert P. Badavas	Board Committee:	Independent:
	• Audit, Chair	Yes

Mr. Badavas, 64, retired in August, 2016 as Chairman and Chief Executive Officer of PlumChoice, a venture-backed technology, software and services company (since December 2011). He has served as a director on our Board since March 2006 and his term expires in 2017.

Business Experience:	•	President, Petros Ventures, Inc., a management and advisory services firm (2009-2011 and 2016-present)
	•	President and Chief Executive Officer of TAC Worldwide, a multi-national technical workforce management and business services company (2005-2009)
	•	Executive Vice President and Chief Financial Officer, TAC Worldwide (2003-2005)
	•	Senior Partner and Chief Operating Officer, Atlas Venture, an international venture capital firm (2001-2003)
	•	Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company (1995-2001)
	•	Certified Public Accountant, PwC (1974-1983)

Public Directorships:	•
Constant Contact, Inc., including chairman of the audit committee, a provider of email and other engagement marketing products and services for small and medium sized organizations, acquired by Endurance International Group Holdings, Inc., (2007-2016)

Prior Directorships:	•	PlumChoice
	•	Arivana, Inc; a telecommunications infrastructure company—publicly traded until its acquisition by SAC Capital
	•	RSA Security; an IT security company—publicly traded until its acquisition by EMC
	•	On Technology; an IT software infrastructure company—publicly traded until its acquisition by Symantec
	•	Renaissance Worldwide; an IT services and solutions company—publicly traded until its acquisition by Aquent

Other Experience:	•	Vice-Chairman, Board of Trustees. Bentley University (since 2005)
	•	Board of Trustees Executive Committee and Corporate Treasurer, Hellenic College/Holy Cross School of Theology, including positions on the executive committee and corporate treasurer (since 2002)
	•	Chairman Emeritus, The Learning Center for the Deaf (1995-2005)
	•	Master Professional Director Certification, American College of Corporate Directors
	•	National Association of Corporate Directors
	•	Annunciation Greek Orthodox Cathedral of New England, Parish Council President (since 2016)

Education:	•	Bachelor’s degree in Accounting and Finance from Bentley University
Skills/ Qualifications:	In particular, Mr. Badavas’ key areas of skill/qualifications include, but are not limited to:
	•	Client Industries—extensive experience in software, business and technology enabled services and venture capital
•
Leadership/Strategy—significant experience as a senior corporate executive in private and public companies, including tenure as chief executive officer, chief financial officer and chief operating officer

•
Finance, IT and Other Business Strategy and Enterprise Risk Management—prior experience as a CEO directing business strategy and as a CFO directing IT, financing and accounting, strategic alliances and human resources and evaluation of enterprise risk in such areas

	•	Governance—extensive experience as an executive and director of private and public companies with governance matters

PROPOSAL 1	[14]

Jorge Titinger	Board Committee(1):	Independent:
	—	Yes

Mr. Titinger, 56, currently serves as Principal and Founder of Titinger Consulting (since 2016), a private consulting and advisory service provider focusing on strategy development and execution, board governance, operational transformations, and culture changes.

Business Experience:	•	President and Chief Executive Officer of Silicon Graphics International, leader in high performance computing (2012-2016)
	•	President and Chief Executive Officer of Verigy, Inc., provider of advanced automated test systems and solutions to the semiconductor industry (2008-2011)
•
Senior Vice President and General Manager, Product Business Groups of FormFactor, Inc., the leading provider of essential test and measurement technologies along the full IC life cycle – from characterization, modeling, reliability, and design de-bug, to qualification and production test (2007-2008)

	•	Senior Vice President, Global Operations & Corporate Support Groups of KLA-Tencor Corporation, a provider of process control and yield management solutions (2002 – 2007)
•
Vice President, Global Operations, Silicon Business Sector (SBS) Products of Applied Materials, Inc., a leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world (1998 – 2002)

	•	President and Chief Operating Officer of Insync Systems, Inc., a gas delivery systems manufacturer (1995-1998)
	•	Vice President, Operations/Co-Founder of NeTpower, Inc., a high-performance computer workstations and servers manufacturer (1992-1995)
	•	Director, Manufacturing Engineering of MIPS Computer Systems, Inc./Silicon Graphics, Inc., a Graphics Computing Company (1989-1992)
	•	Test Engineering Manager, Networked Computers Manufacturing Operations of Hewlett-Packard Company, a Graphics Computing Company (1985-1989)

Public Directorships:	•	Xcerra, parent company of four brands that have been supplying innovative products and services to the semiconductor and electronics manufacturing industry
•
CalAmp, a pure-play pioneer in the connected vehicle and broader Industrial Internet of Things marketplace with its extensive portfolio of intelligent communications devices, robust and capable cloud platform, and targeted software applications.

Private Directorships:	•	Transtech Glass Investment Ltd., a specialty glass company for the transportation market.

Prior Directorships:	•	Semiconductor Equipment & Material International (Semi), North America, global industry association serving the manufacturing supply chain for the micro- and nano-electronics industries
	•	Silicon Graphics International
	•	Verigy, Inc.
	•	Electroglas, Inc., provides advanced wafer probers, device handlers, test floor management software and services
	•	Thermawave acquired and integrated into Kla-Tencor Corporation

Other Experience:	•	Board Member, Unidad de Negocios Transaccionales (Grupo El Comercio)
	•	Chairman of the Board, Hispanic Foundation of Silicon Valley (HFSV)
	•	Board Member, Information Technology & Audit Committees, Stanford Children’s Hospital
	•	Advisory Board Member, Hispanic IT Executive Council (HITEC), Silicon Valley Education Foundation

Education:	•	Bachelor’s degree in Electrical Engineering from Stanford University
	•	Master’s degree in Electrical Engineering and Engineering Management and Business from Stanford University
Skills/ Qualifications:	In particular, Mr. Titinger’s key areas of skill/qualifications include, but are not limited to:
	•	Client Industries—significant experience in venture capital and technology
	•	Leadership/Strategy—extensive experience as a director and executive in both public and private companies
	•	Finance, IT and Other Business Processes—extensive experience as a manager and CEO related to finance, accounting, IT, treasury, human resources, or other key business processes.
	•	Enterprise Risk Management—experience in managing enterprise risk
	•	Governance—experienced in both corporate governance and executive compensation for both public and private companies
(1)	If elected, Mr. Titinger will serve as chairperson of the Compensation Committee.
[15]	PROPOSAL 1

Independent Director Biographies

The biographical information for each of the independent directors is as follows:

Thomas J. Fallon	Board Committee:	Independent:
	• Nominating	Yes

Mr. Fallon, 56, currently serves as Chief Executive Officer of Infinera Corporation (since 2010) and a member of Infinera’s board of directors (since 2009). He has served as a director on our Board since July 2014 and his term expires in 2018.

Infinera Corporation Experience:	•	President and Chief Executive Officer, Infinera Corporation (2010-Current)
	•	Chief Operating Officer, Infinera Corporation (2006-2009)
	•	Vice President of Engineering and Operations, Infinera Corporation (2004-2006)

Other Business Experience	•	Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc. (2003-2004)
	•	General Manager of Cisco Systems’ Optical Transport Business Unit, VP Operations, VP Supply, various executive positions (1991-2003)

Prior Directorships:	•	Piccaro, a leading provider of solutions to measure greenhouse gas concentrations, trace gases and stable isotopes (2010-2016)

Other Experience:	•	Member, Engineering Advisory Board of the University of Texas at Austin
	•	Member, President’s Development Board University of Texas

Education:	•	Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin
	•	Master’s degree in Business Administration from the University of Texas at Austin
Skills/ Qualifications:	In particular, Mr. Fallon’s key areas of skill/qualifications include, but are not limited to:
	•	Client Industries—significant experience in venture capital and technology
	•	Leadership/Strategy—extensive experience as a director and executive in both public and private companies
	•	Finance, IT and Other Business Processes—extensive experience as a manager and CEO related to finance, accounting, IT, treasury, human resources, or other key business processes.
	•	Enterprise Risk Management—experience in managing enterprise risk
	•	Governance—experienced in both corporate governance and executive compensation for both public and private companies

PROPOSAL 1	[16]

Brad Koenig	Board Committee:	Independent:
	• Audit • Nominating	Yes

Mr. Koenig, 59, currently serves as Founder and CEO of FoodyDirect.com, (since 2011), an online marketplace that features foods from the top restaurants, bakeries and artisan purveyors around the country. He has served as a director on our Board since October 2017.

Business Experience:	•	Head of Global Technology Investment Banking at Goldman Sachs, a leading global investment banking, securities and investment management firm (1990-2005).
	•	Co-Head of Global Technology, Media and Telecommunications at Goldman Sachs (2002-2005)

Private Directorships:	•	Theragenics Corporation, medical device company serving the surgical products and prostate cancer treatment markets
•
NGP/VAN Software, the leading technology provider to Democratic and progressive campaigns and organizations, offering clients an integrated platform of the best fundraising, compliance, field, organizing, digital, and social networking products

Prior Directorships		GSV Capital Corporation (2015-2017)

Other Experience:	•	Adviser to Oak Hill Capital Management, a private equity firm
	•	Dartmouth President’s Leadership Council

Education:	•	Bachelor’s degree in Economics from Dartmouth College
	•	Master’s degree from Harvard Business School
Skills/ Qualifications:	In particular, Mr. Koenig’s key areas of skill/qualifications include, but are not limited to:
	•	Client Industries—significant experience in venture capital and technology
	•	Leadership/Strategy—extensive experience as a director and executive in both public and private companies
	•	Finance, IT and Other Business Processes—extensive experience as a manager and CEO related to finance, accounting, IT, treasury, human resources, or other key business processes
	•	Enterprise Risk Management—experience in managing enterprise risk
	•	Governance—experienced in both corporate governance and executive compensation for both public and private companies

[17]	PROPOSAL 1

Allyn C. Woodward, Jr.	Board Committee:	Independent:
	• Audit • Compensation	Yes–Lead Director

Mr. Woodward, 76, has extensive experience and qualifications in banking and financial services. He has served as a director on our Board since February 2004 and his term expires in 2018.

Business Experience:	•	Vice Chairman and Director, Adams Harkness Financial Group (formerly Adams, Harkness & Hill), an independent institutional research, brokerage and investment banking firm (2001-2006)
	•	President and Director, Adams Harkness Financial Group (1995-2001)
	•	Silicon Valley Bank
• Vice President, Founder, Wellesley, Massachusetts office
• Senior Vice President (1990-1992)
• Chief Operating Officer (California) (1992-1995)
	•	Senior Vice President and Group Manager of Technology Group, Bank of New England (1963-1990)

Private Directorships:	•	Union Specialties, manufacturer of waterbased polyurethane dispersions and specialty products (1990-present)

Current Advisory Board Directorships:	•	Fletcher Spaght Venture Capital (2005-present)
	•	Boston Millennia Partners (2000-present)
	•	Ampersand Venture Capital (2013-present)

Prior Directorships:	•	AH&H Venture Capital
	•	Square 1 Bank
	•	Lecroy Corporation, Chairman
	•	Viewlogic Systems
	•	Cayenne Software, Inc.

Non-Profit Leadership:	•	Member of Finance Committee and Board of Overseers, Newton Wellesley Hospital (2000-present)
	•	Babson College, Member of:
• Investment Committee
• Finance Committee
• Private Equity Committee (co-founder) (2000-present)

Education:	•	Bachelor’s degree in Finance and Accounting from Babson College
	•	Banking degree, Stonier Graduate School of Banking at Rutgers University

Memberships:	•	National Association of Corporate Directors
	•	Board Leaders Group

Certifications:	•	Executive Masters Professional Director Certification, American College of Corporate Directors
Skills/ Qualifications:	•	In particular, Mr. Woodward’s key areas of skill/qualifications include, but are not limited to:
	•	Client Industries and Banking/Financial Services—extensive leadership, management and director experience in financial services, banking and technology-related companies

Leadership/Strategy—significant executive and board experience for both private and public companies in business, finance and investments with a special emphasis on best policies regarding compensation and governance and service as Lead Independent Director

	•	Finance, IT and Other Business Processes—extensive experience related to finance, accounting, IT, treasury, human resources or other key business processes
	•	Governance—as lead director extensive experience with corporate governance issues, particularly in a publicly-traded company

PROPOSAL 1	[18]

Joseph F. Hoffman	Board Committee:	Independent:
	• Nominating, Chair • Audit	Yes

Mr. Hoffman, 68, is retired from KPMG LLP after 26 years as a partner and senior executive with that firm. He has served as a director on our Board since April 2015 and his term expires in 2019.

Prior Business Experience:	•	SEC Reviewing Partner and Silicon Valley Professional Practice Partner, KPMG LLP (1998-2009)
	•	Audit Partner and Business Unit Partner in Charge, KPMG LLP (1983-1998)

Private Directorships:	•	LiveOps, Inc., a cloud based contact center (since 2013)
	•	KPMG LLP, an audit, tax, and advisory professional services firm. (2005-2009)

Audit Committees:	•	LiveOps, Inc. (since 2013)
	•	KPMG LLP (2005-2009)
	•	Willamette University (since 2014)

Non-Profit Leadership:	•	Board of Trustees, Willamette University (since 2011)

Memberships:	•	California Society of Certified Public Accountants
	•	National Association of Corporate Directors
	•	American College of Corporate Directors
	•	Association of Governing Boards of Universities and Colleges

Education:	•	Bachelor’s degree in Mathematics and Economics, Willamette University
	•	Master’s degree in Business Administration, Stanford Graduate School of Business
	•	Certified public accountant, State of California
Skills/ Qualifications:	In particular, Mr. Hoffman’s key areas of skill/qualifications include, but are not limited to:
	•	Client Industries—extensive experience in the technology, manufacturing, and financial services industries
•
Finance and Enterprise Risk Management—extensive experience as an advisor to senior management and audit committees on complex accounting, financial reporting, internal controls, and enterprise risk management

	•	Leadership/Strategy—significant experience as a business executive and director
	•	Governance—experience as the chairman of the governance committee with corporate governance issues, particularly in a publicly-traded company
•
Banking/Financial Services—experience with banking, mutual funds, or other financial services industries, including regulatory experience and specific knowledge of the Securities Act of 1933, as amended

[19]	PROPOSAL 1

Doreen Woo Ho	Board Committee:	Independent:
	• Compensation	Yes

Ms. Woo Ho, 70, is a retired senior executive who has held top management roles at some of the largest commercial banks in America, including Wells Fargo Bank, Citibank and United Commercial Bank. She has served as a director on our Board since October 2016 and her term expires in 2019.

Business Experience:	•	President and Chief Executive Officer of United Commercial Bank (2009)
	•	Executive Vice President, Student Loans and Corporate Trust, Wells Fargo & Company (2008)
	•	President of the Consumer Credit Group, Wells Fargo Bank (1998-2007)
	•	Senior Vice President of National Business Banking, US Consumer Bank, Citibank (1974-1998)

Public Directorships:	•	U.S. Bank (since 2012)

Prior Directorships:	•	United Commercial Bank (2009)

Private Directorships:	•	San Francisco Opera (since 1992)

Other Experience:	•	Commissioner of the Port of San Francisco (since 2011)
	•	Wells Fargo Management Committee member (1999-2008)

Education:	•	Bachelor’s in History from Smith College
	•	Masters in East Asian Studies from the School of International and Public Affairs at Columbia University
Skills/ Qualifications:	In particular, Ms. Woo Ho’s key areas of skill/qualifications include, but are not limited to:
	•	Banking/Financial Services—held a variety of key executive and management positions at large global financial institutions
	•	Leadership/Strategy—extensive experience as a director and executive with broad operational experience in investments and finance
	•	Finance, IT and other Business Processes—extensive experience in commercial lending, sales marketing as well as other key business processes
	•	Enterprise Risk Management—extensive experience in risk management and regulatory compliance in banking services
	•	Governance—gained extensive experience as CEO of a banking institution in corporate governance and executive management

PROPOSAL 1	[20]

Interested Director Biographies

The biographical information for the interested director is as follows:

Manuel A. Henriquez	Board Committee:	Independent:
	N/A	No

Mr. Henriquez, 54, is a co-founder of Hercules and has been our Chairman and Chief Executive Officer since 2004 and our President (since 2005) and his term expires in 2019.

Prior Business Experience:	•	Partner, VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund (2000-2003)
	•	President and Chief Investment Officer, Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company (1999-2000)
	•	Managing Director, Comdisco Ventures (1997-1999)
	•	Senior Member, Investment Team, Comdisco Ventures (1997-2000)

Private Directorships/ Memberships:	•	Northeastern University, a global, experiential research university;
• Member of the Northeastern Corporation (since 2011)
• Member of the NU Governing Board Long-Range Planning Committee (since 2011)
• Member of the Academic Affairs and Student Experience Committee (since 2012)
• Member of the West Coast Counsel (since 2012)
• Member of the Huntington Society (since 2014)
•
Vice Chairman of the board of directors of Lucile Packard Foundation for Children’s Health, the sole fundraising entity for Lucile Packard Children’s Hospital and the child health programs at Stanford University School of Medicine, and Chairman of the Compensation Committee, Member of the Investment Committee, and Member of the Executive Committee of the board of directors

•
Children’s Health Council, a diagnostic and treatment center for children and adolescents facing developmental and behavioral challenges, Chairman of the Finance Committee and Chairman of the Investment Committee, and Corporate Treasurer and Member of the Executive Committee of the board of directors

Education:	•	Bachelor’s degree in Business Administration from Northeastern University
Skills/ Qualifications:	In particular, Mr. Henriquez’ key areas of skills/qualifications include, but are not limited to:
	•	Client Industries—vast array of knowledge in venture capital financing, including software, life sciences and clean tech
	•	Banking/Financial Services—extensive experience with equity and debt financings as well SEC rules and regulations and business development companies
	•	Leadership/Strategy—current role as chairman and CEO as well as officer and director experience in several private and public companies and knowledge of financial risk assessment
	•	Finance/IT and Other Business Processes—extensive experience in IT and supervising IT internal control and procedures

[21]	PROPOSAL 1

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our chairman and chief executive officer, our chief financial officer, our chief investment officer, our general counsel, and our other officers and employees, and by reviewing materials provided to them and participating in meetings of our Board and its committees.

Because our Board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The Board has adopted a number of policies to support our values and good corporate governance, including corporate governance guidelines, Board committee charters, insider trading policy, code of ethics, code of business conduct and ethics, and related person transaction approval policy. The Board has approved corporate governance guidelines that provide a framework for the operation of the Board and address key governance practices. Examples of our corporate governance practices include:

•	Continued Board Recruitment and Refreshment
•	Majority Voting for Directors in Uncontested Elections
•	Lead Independent Director
•	Majority Independent Directors
•	Independent Audit and Compensation, Nominating and Governance Committees
•	Annual Board and Committee Self-Evaluations
•	Annual Board Review of Senior Management Succession Plans
•	Anti-Hedging Policy
•	Active Stockholder Outreach
•	Pay for Performance Philosophy
•	Stock Ownership Guidelines for Executives and Directors
•	Clawback Provisions for Executive Incentive Compensation
•	Double Trigger Change-of-Control Provisions for Stock Awards
•	No Tax Gross-Up Payments

Our Board will continue to review and update the corporate governance guidelines, corporate governance practices, and our corporate governance framework, including the potential expansion of the size of our Board.

Board Leadership Structure

Chairman and Chief Executive Officer

Our Board currently combines the role of chairman of the Board with the role of chief executive officer, coupled with a lead independent director position to further strengthen our governance structure. Our Board believes this provides an efficient and effective leadership model for our company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both chairman of the Board and as our chief executive officer. Mr. Henriquez is an interested director.

No single leadership model is right for all companies at all times. Our Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, our Board periodically reviews its leadership structure.

Moreover, our Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined chairman and chief executive officer. Specifically:

•	seven of our eight current directors are independent directors;
•	all of the members of our Audit Committee, Compensation Committee, and NCG Committee are independent directors;
CORPORATE GOVERNANCE	[22]

•	our Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;
•	our Board and its committees regularly conduct meetings which specifically include Mr. Henriquez;
•	our Board and its committees remain in close contact with, and receive reports on various aspects of Hercules’ management and enterprise risk directly from our senior management and independent auditors.

Lead Independent Director

Our Board has instituted the lead independent director position to provide an additional measure of balance, ensure our Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr. currently serves as our lead independent director. The lead independent director:

•	presides over all meetings of the independent directors at which our chairman is not present, including executive sessions of the independent directors;
•	has the authority to call meetings of the independent directors;
•	frequently consults with our chairman and chief executive officer about strategic policies;
•	provides our chairman and chief executive officer with input regarding Board meetings;
•	serves as a liaison between the chairman and chief executive officer and the independent directors; and
•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined chairman and chief executive officer, coupled with a substantial majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for our company and is best for us and our stockholders at this time.

Board Oversight of Risk

While day-to-day risk management is primarily the responsibility of our management team, our Board, as a whole and through its committees, is responsible for oversight of the risk management processes.

Our Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing our company. In addition to our Audit Committee, the other committees of our Board consider the risks within their areas of responsibility. For example, our Compensation Committee considers the risks that may be posed by our executive compensation program.

Management provides regular updates throughout the year to our Board regarding the management of the risks they oversee at each regular meeting of our Board. Also, our Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, our full Board reviews our short and long-term strategies, including consideration of significant risks facing our business and their potential impact.

During 2016, in addition to unanimous written consents, the Board held the following meetings:

Type of Meeting		Number
•	Regular Meetings to address regular, quarterly business matters	4
•	Other Meetings to address business matters that arise between quarters, such as fair valuing the portfolio investments, quarterly audit committee presentations and review and approval of earnings reports, among other matters	9

Each director makes a diligent effort to attend all Board and committee meetings, as well as our annual meeting of stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. Each of our then-serving directors attended our 2016 annual meeting of stockholders in person.

[23]	CORPORATE GOVERNANCE

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a NCG Committee. A brief description of each committee is included in this Proxy Statement and the charters of the Audit, Compensation, and NCG Committees are available on the Investor Relations section of our website at http://investor.htgc.com/corporate-governance.cfm.

As of the date of this Proxy Statement, the members of each of our Board Committees are as follows (the names of the respective committee chairperson are bolded and noted with a “C”.):

Audit	Compensation	Nominating and Governance
Robert P. Badavas-C Joseph F. Hoffman Brad Koenig Allyn C. Woodward, Jr.	Susanne D. Lyons-C(1) Allyn C. Woodward, Jr. Doreen Woo Ho	Joseph F. Hoffman-C Thomas J. Fallon Brad Koenig Susanne D. Lyons
(1)	The service of Ms. Lyons on the Board, the Compensation Committee and NCG Committee will end immediately at the 2017 annual meeting. If elected, Mr. Titinger will join the Compensation Committee and assume the role of chairperson.

Each of our directors who sits on a committee satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas, Chairman of the Audit Committee and Messrs. Hoffman and Koenig, members of the Audit Committee, are each an “audit committee financial expert” as defined by applicable SEC rules.

Committee Governance

Each committee is governed by a charter that is approved by the Board, which sets forth each committee’s purpose and responsibilities. The Board reviews the committees’ charters, and each committee reviews its own charter, on at least an annual basis, to assess the charters’ content and sufficiency, with final approval of any proposed changes required by the full Board.

Committee Responsibilities and Meetings

The key oversight responsibilities of the Board’s committees, and the number of meetings held by each committee during 2016, are as follows:

Audit Committee	Number of meetings held in 2016: 4
•	Appointing, overseeing and replacing, if necessary, our independent auditor.
•	Overseeing the accounting and financial reporting processes and the integrity of the financial statements.
•	Establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters.
•	Examining the independence qualifications of our auditors.
•	Assisting our Board’s oversight of our compliance with legal and regulatory requirements and enterprise risk management.
•	Assisting our Board in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance.
•	Reviewing and recommending to the Board the valuation of the Company’s portfolio.
Compensation Committee	Number of meetings held in 2016: 5
•	Oversees our overall compensation strategies, plans, policies and programs.
•	The approval of director and executive compensation.
•	The assessment of compensation-related risks.
CORPORATE GOVERNANCE	[24]

Nominating and Corporate Governance Committee	Number of meetings held in 2016: 6
•	Our general corporate governance practices, including review of our Corporate Governance Guidelines.
•	The annual performance evaluation of our Board and its committees.
•	The identification and nomination of director candidates.
•	Succession planning for management.
•	Criteria considered by the NCG Committee in evaluating qualifications of individuals for election as members of the Board consist of the independence and other applicable NYSE corporate governance requirements; the 1940 Act and all other applicable laws, rules, regulations and listing standards; and the criteria, polices and principles set forth in the NCG Committee charter.
•	Considers nominees properly recommended by a stockholder. Nominations for directors may be made by stockholders if notice is timely given and if the notice contains the information required in our Bylaws. Except as noted below, to be timely, proposals and nominations of stockholders must be delivered to our secretary no earlier than June 12, 2018 and not later than 5:00 p.m., Eastern Time, on July 12, 2018. Proposals must comply with the other requirements contained in our Bylaws, including supporting documentation and other information.
•	The NCG Committee regularly considers the composition of our Board to ensure there is a proper combination of skills and viewpoints. In 2016, the NCG Committee conducted a search to identify new director nominee candidates who would enhance the mix of leadership skills and qualifications on our Board. On October 21, 2016, the Board increased its size by one to seven and filled the vacancy by appointing Ms. Woo Ho to serve on the Board until such time as her successor is duly elected and qualified or until her earlier resignation or removal.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board and every member of our Audit, Compensation, and NCG Committees are “independent.” Under the NYSE’s listing standards and our corporate governance guidelines, no director will be considered to be independent unless and until our Board affirmatively determines that such director has no direct or indirect material relationship with our company or our management. Our Board reviews the independence of its members annually.

In determining that Ms. Woo Ho and Messrs. Badavas, Woodward, Fallon, Hoffman, Koenig and Titinger are independent, our Board, through the NCG Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules and its subsidiaries, on the other hand.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about Hercules are encouraged to contact Michael Hara, Investor Relations at (650) 433-5578. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of our Board.

Mr. Woodward currently serves as the lead independent director, and he presides over executive sessions of the independent directors. Parties may communicate directly with Mr. Woodward by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary at the above address. All communications received in this manner will be delivered to Mr. Woodward.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or our code of ethics, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to Melanie Grace, Secretary. The communication will be forwarded to the chair of our Audit Committee if our secretary determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

[25]	CORPORATE GOVERNANCE

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of business conduct and ethics requires that our directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Hercules. Pursuant to our code of business conduct and ethics, which is available on our website at http://investor.htgc.com/corporate-governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by our Board.

Availability of Corporate Governance Documents

To learn more about our corporate governance and to view our corporate governance guidelines, code of business conduct and ethics, and the charters of our Audit Committee, Compensation Committee, and NCG Committee, please visit the Investor Relations page of our website at http://investor.htgc.com/corporate-governance.cfm, under “Corporate Governance.” Copies of these documents are also available in print free of charge by writing to Hercules Capital, Inc., c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Compensation Committee Interlocks and Insider Participation

All members of our Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of our Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Certain Relationships and Related Transactions

We have established a written policy to govern the review, approval and monitoring of transactions involving the Company and certain persons related to Hercules. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with Hercules, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with Hercules, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, Hercules, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

CORPORATE GOVERNANCE	[26]

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe, based on a review of Forms 3, 4 and 5 and any amendments thereto filed with the SEC and other information known to us, that during fiscal year 2016, our directors, officers (as defined in the rules under Section 16 of the Exchange Act), and any greater than 10% stockholders have complied with all Section 16(a) filing requirements in a timely manner.

[27]	CORPORATE GOVERNANCE

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Our executive officers perform policy-making functions for us within the meaning of applicable SEC rules. They may also serve as officers of our other subsidiaries. There are no family relationships among our directors or executive officers.

The following information outlines the name and age of our executive officers (as of the date of this Proxy Statement) and his or her principal occupation with the Company, followed by the biographical information of each of such executive officer:

Name	Age	Principal Occupation
Manuel A. Henriquez	54	Chairman and Chief Executive Officer
David Lund	63	Interim Chief Financial Officer
Scott Bluestein	39	Chief Investment Officer
Melanie Grace	48	General Counsel, Chief Compliance Officer and Secretary
Gerard Waldt, Jr.	32	Interim Chief Accounting Officer

Executive Biographies

Mr. Manuel A. Henriquez’ biography can be found under “Interested Director” biographies on Page 21.

David Lund joined us in 2017 as Interim Chief Financial Officer. Mr. Lund has over 30 years of experience in finance and accounting serving companies in the technology sector. Mr. Lund oversees the financial and accounting functions of the Company.

Other Prior Experience	•	Partner, Ravix Group Inc. (since 2016)
	•	Chief Financial Officer and Consultant, White Oak Global Advisors LLC (2011-2015)
	•	Chief Financial Officer, Hercules Capital, Inc. (2005-2011)
	•	Corporate Controller, Rainmaker Systems, Inc. (2005-2005)
	•	Corporate Controller, Centillium Communications, Inc. (2003-2005)
	•	Chief Financial Officer and Consultant, APT Technologies, Inc. (2002-2003)
	•	Chief Financial Officer and Vice President, Scion Photonics, Inc. (2001-2002)
	•	Vice President and Senior Corporate Controller, Urban Media Communications (2000-2001)
	•	Vice President and Corporate Controller, InterTrust Technologies Corporation (1996-2000)
	•	Senior Manager, Murdock & Associates Inc. (1996-1996)
	•	Audit Senior Manager, Ernst & Young (1987-1996)
	•	Audit Manager, Grant Thornton, LLP (1983-1987)

Education/Other:	•	Bachelor’s in Business Administration with an emphasis in Accounting from San Jose State University
	•	Bachelor’s in Business Administration with an emphasis in Marketing from California State University, Chico

Scott Bluestein joined us in 2010 as Chief Credit Officer. He was promoted to Chief Investment Officer in 2014. Mr. Bluestein is responsible for managing the investment teams and investments made by the Company.

Other Prior Experience	•	Founder and Partner, Century Tree Capital Management (2009-2010)
	•	Managing Director, Laurus-Valens Capital Management, an investment firm specializing in financing small and microcap growth-oriented businesses through debt and equity securities (2003-2009)
	•	Member of Financial Institutions Coverage Group focused on Financial Technology, UBS Investment Bank (2000-2003)

Education/Other:	•	Bachelor’s in Business Administration from Emory University
EXECUTIVE OFFICERS	[28]

Melanie Grace joined us in 2015 as General Counsel, Chief Compliance Officer and Secretary. She has over 17 years of experience representing public and private companies in securities, compliance and transactional matters. Ms. Grace oversees the legal and compliance function for the Company and serves as secretary for the Company and select subsidiaries.

Other Prior Experience	•	Chief Legal Officer and Corporate Secretary, WHV Investments, Inc. where she also served as interim Chief Compliance Officer (2011-2015)
• Member, Management, Operations and Proxy Committees, WHV Investments, Inc. (2013-2015)
• Chair, Ethics Committee, WHV Investments, Inc. (2013-2015)
	•	Chief Counsel, Corporate, NYSE Euronext (2005-2008)
	•	Associate, Fenwick & West LLP (2000-2005)

Education/Other:	•	Bachelor’s and Master’s in History from the University of California, Riverside
	•	Juris Doctor from Boston University School of Law
	•	Member, State Bar of California
	•	Registered In-House Counsel, New York
	•	Designated Investment Adviser Certified Compliance Professional®

Gerard R. Waldt, Jr. joined us in 2016 as Assistant Controller and in 2017 became Corporate Controller and Interim Chief Accounting Officer. He is responsible for the financial and regulatory reporting, financial planning and analysis, and financial systems design and implementation.

Other Prior Experience	•
Senior Manager in the Financial Services practice of Ernst & Young, McLean, VA where he developed extensive experience providing audit and advisory services to both publicly-traded and private institutions (2009-2016)

Education/Other:	•	Bachelor of Business Administration — Accounting from James Madison University
	•	Active Certified Public Accountant in Maryland
[29]	EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Discussion and Analysis discusses our 2016 executive compensation program, as it relates to the following executive officers:

Manuel A. Henriquez	Chairman of the Board of Directors and Chief Executive Officer (“CEO”)
Mark R. Harris(1)	Chief Financial Officer (“CFO”)
Scott Bluestein	Chief Investment Officer
Melanie Grace	General Counsel, Chief Compliance Officer and Secretary
Andrew Olson(2)	Vice President of Finance and Senior Controller
(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(2)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

We refer to Messrs. Henriquez, Harris, Bluestein and Olson and Ms. Grace as our “named executive officers,” or “NEOs”.

Executive Summary

Under the oversight of our Compensation Committee, the Company’s executive compensation program is designed to attract, incent and retain talented individuals who are critical to our continued success and our corporate growth and who will deliver sustained strong performance over the longer term. Our executive compensation program is designed to motivate the Company’s executive officers to maintain the financial strength of the Company while avoiding any inappropriate focus on short-term profits that would impede the Company’s long-term growth and encourage excessive risk-taking.

In 2016, the Company continued to review and enhance our compensation practices in accordance with our executive compensation philosophy. The review considered both compensation levels and company performance over a one-, three-, and five-year period from 2012 to 2016 (the “Performance Periods”). (See “Compensation Philosophy and Objectives” below). The Company believes that compensation paid to our NEOs for 2016 was commensurate with the Company’s overall absolute performance as well as our performance relative to peers during the relevant Performance Periods. The 2016 compensation decisions made by the Compensation Committee considered the fact that our performance relative to a peer group of companies was above the median, and in most cases above the 75th percentile, measured using:

•	Return on Average Assets (“ROAA”);
•	Return on Equity (“ROE”);
•	Return on Investment Capital (“ROIC”); and
•	Total Shareholder Return (“TSR”) during the trailing one-, three-, and five-years.

The Company’s incentive compensation practices are significantly limited by the requirements imposed on us as an internally managed Business Development Company (“BDC”) pursuant to the 1940 Act. (See “Limitations Imposed by the 1940 Act Relating to Implementation of Non-Equity Incentive Plans” below). These are regulatory limitations related to our corporate structure that are relatively unique and do not apply to most other publicly-traded companies. As discussed further below, our NEOs were compensated to reflect the Company’s performance during the relevant Performance Periods (See “Performance Highlights and Assessment of Company Performance” below) as well as individual performance.

EXECUTIVE COMPENSATION	[30]

In addition to key factors involved in the 2016 decisions made by the Compensation Committee, we continue to maintain the enhancements to our executive officer compensation program that we adopted in 2016, such as our clawback policy for all Section 16 officers and consideration of a mix of corporate and individual performance factors for our NEOs. In addition, the Compensation Committee did not grant restricted stock awards in 2017. Rather, the Compensation Committee granted restricted stock units with an additional one-year deferral period following the last vesting date. We believe these restricted stock unit awards assist the Company in retaining NEOs. In 2017, the Company entered into retention awards with Messrs. Henriquez, Harris and Bluestein which provide for certain benefits upon certain terminations of employment.

Compensation Philosophy and Objectives

The primary principle of our compensation program is to engage and align a substantial portion of executive compensation to the financial strength, long-term profitability, and risk management of the Company and to the creation of long-term stockholder value.

As an internally managed BDC, the Company’s compensation program is designed to encourage the NEOs to think and act like stockholders. The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	sourcing and pursuing attractively priced investment opportunities to venture-backed and selected publicly-listed companies;
•	maintaining credit quality, monitoring financial performance, and ultimately managing a successful exit of the Company’s investment portfolio;
•	achieving the Company’s dividend objectives (which focus on stability and potential growth);
•	providing compensation and incentives necessary to attract, motivate and retain key executives critical to our continued success and growth;
•	focusing management behavior and decision-making on goals that are consistent with the overall strategy of the business;
•	ensuring a linkage between NEO compensation and individual contributions to our performance; and
•	creation of compensation principles and processes that are designed to balance risk and reward in a way that does not encourage unnecessary risk taking.

We believe that our continued success during 2016, despite strong competition for top-quality executive talent in the commercial and venture lending industry, was attributable to our ability to attract, motivate and retain the Company’s outstanding executive team using both short- and long-term incentive compensation programs.

The Company’s compensation objectives are achieved through its executive compensation program, which for 2016 consisted of the following:

ELEMENTS OF EXECUTIVE COMPENSATION
Compensation Element	Form of Compensation	Principal Compensation Objective
Annual Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is market competitive to allow the Company to retain and attract executive talent
Annual Cash Bonus Awards	Cash awards paid on an annual basis following year-end	Reward NEOs who contribute to our financial performance and strategic success during the year, and reward individual achievements
Long-Term Equity Incentive Awards	Equity incentive awards vest 1/3 on a one-year cliff with remaining 2/3 vesting quarterly over two years based on continued employment with the Company	Reward NEOs who contribute to our success through the alignment and creation of shareholder value, provide meaningful retention incentives, and reward individual achievements

[31]	EXECUTIVE COMPENSATION

The compensation program is designed to reflect best practices in executive compensation:

2016 GOVERNANCE “BEST PRACTICES” HIGHLIGHTS OF EXECUTIVE COMPENSATION
No employment agreements for NEOs.	Maintain stock ownership guidelines for NEOs to own at least two times his or her salary.
No guaranteed retirement benefits.	No executive perquisite allowances beyond the benefit programs offered to all employees.
No tax gross ups for NEOs.	No repricing of stock options without stockholder approval, as required under applicable NYSE rules (and subject to other requirements under the 1940 Act).
Clawback policy for all Section 16 officers.	Routinely engage an independent compensation consultant to review NEO compensation.
No pension

Executive Compensation Governance

The Company’s executive compensation program is supported by strong corporate governance and Board-level oversight. The Compensation Committee provides primary oversight of our compensation programs, including the design and administration of executive compensation plans, assessment and setting of corporate performance goals, as well as individual performance metrics, and the approval of executive compensation. In addition, the Compensation Committee retains an independent compensation consultant, and where appropriate, discusses compensation-related matters with our CEO, as it relates to the other NEOs. The Compensation Committee developed our 2016 compensation program, and the compensation paid to our NEOs during and in respect of 2016 was approved by the Compensation Committee as well as all of our independent directors.

•	Role of Compensation Committee: The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Exchange Act, independent directors as defined by the NYSE rules, and are not “interested persons” of the Company, as defined by Section 2(a)(19) of the 1940 Act. For 2016, Ms. Lyons, Ms. Woo Ho and Mr. Woodward comprised the Compensation Committee, and Ms. Lyons chaired the Compensation Committee.

The Compensation Committee operates pursuant to a charter that sets forth its mission, specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate, approve and/or make recommendations to our Board regarding the compensation of our NEOs, and to review their performance relative to their compensation to assure that they are compensated in a manner consistent with the compensation philosophy discussed above.

The Compensation Committee has not established a policy or target for the allocation between cash and non-cash or short-term and long-term compensation. Rather, the Compensation Committee undertakes a subjective analysis in light of the principles described herein and, in connection with its analysis, reviews and considers information provided by independent compensation consultants and surveys to which the Company subscribes to determine the appropriate level and mix of base compensation, performance-based pay, and other elements of compensation.

In addition, the Compensation Committee evaluates and makes recommendations to our Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

•	evaluates our CEO’s performance,
•	reviews our CEO’s evaluation of the other NEOs’ performance,
•	determines and approves the compensation paid to our CEO, and
•	with input from our CEO, reviews and approves the compensation of the other NEOs.

The Compensation Committee periodically reviews our compensation programs and equity incentive plans to ensure that such programs and plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of our stockholders. The Compensation Committee also administers our stock incentive program. The Compensation Committee may not delegate its responsibilities discussed above.

EXECUTIVE COMPENSATION	[32]

•	Role of Compensation Consultant: The Compensation Committee has engaged Frederic W. Cook & Co., Inc., or F.W. Cook, as an independent outside compensation consultant to assist the Compensation Committee and provide advice on incorporating a variety of compensation matters relating to CEO and NEOs compensation, peer group selection, compensation program design best practices, market and industry compensation trends, improved program designs, market competitive director compensation levels and regulatory developments. F.W. Cook was hired by and reports directly to the Compensation Committee. Our compensation consultant does not provide any other services to the Company. The Compensation Committee has assessed the independence of F.W. Cook pursuant to the NYSE rules, and it has been concluded that the consultant’s work for the Compensation Committee does not raise any conflict of interest.

Subsequently, the Compensation Committee engaged Frederic W. Cook & Co. to provide the following services to the Committee:

•	Provide information, research, market analysis and recommendations with respect to our 2016 executive and non-employee director compensation programs, including evaluating the components of our executive and non-employee director compensation programs;
•	In connection with its research with respect to executive and non-employee director compensation programs, update the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation programs;
•	Advise on the design of the executive and non-employee director compensation programs and the reasonableness of individual compensation targets and awards;
•	Provide advice and recommendations that incorporated both market data and Company-specific factors; and
•	Assist the Compensation Committee in making pay recommendations for the NEOs after the evaluation of, among other things, Company and individual performance, market pay level, and management recommendations.

The Compensation Committee's executive compensation determinations are subjective and the result of the Compensation Committee's business judgment. Its determinations are informed by the experiences of its members and the peer group data provided by its independent compensation consultant. Accordingly, the Compensation Committee does not target a percentile within its peer group. Instead, it uses the data as a reference point in determining the types and amounts of compensation provided by the Company.

•	Role of Chief Executive Officer: From time to time and at the Compensation Committee’s request, our CEO will attend the Compensation Committee’s meetings to discuss the Company’s performance and compensation-related matters. Our CEO does not attend executive sessions of the Compensation Committee, unless invited by the Compensation Committee. While our CEO does not participate in any deliberations relating to his own compensation, our CEO reviews on at least an annual basis the performance of each of the other NEOs and other executive officers. Based on these performance reviews and the Company’s overall absolute and relative performance, our CEO makes recommendations to the Compensation Committee on any changes to base salaries, annual bonuses and equity awards. The Compensation Committee considers the recommendations submitted by our CEO, as well as data and analysis provided by management and F.W. Cook, but retains full discretion to approve and/or recommend for Board approval all executive and director compensation.

Competitive Benchmarking Against Peers

To determine the competitiveness of executive compensation levels, the Compensation Committee analyzes a group of internally managed BDCs, financial services companies and real estate investment trusts (“REITs”) as set forth below (the “Peer Group”). The Peer Group is viewed as reflecting the labor market for our officer and employee talent, has a similar investor base, and, like the Company, the BDCs and REITs are pass-through entities with the majority of earnings required to be distributed to shareholders as a dividend. The Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies. During 2016, the Compensation Committee, based on the advice of F.W. Cook, reviewed the peer group used in connection with prior compensation decisions. Based on this review, and the advice of F.W. Cook, the Compensation Committee updated our Peer Group to better align it to our business. Our Peer Group was used as a factor in determining the annual cash bonus awards made with respect to 2016 (but paid in 2017), along with the various performance metrics outlined below under “Performance Highlights and Assessment of Company Performance,” as well as the further considerations further described below under “Annual Cash Bonus Awards”. The Peer Group data used in such determination was for the period January 1, 2016 through October 31, 2016 and the other performance metrics referred to below are presented as of the fiscal year ended 2016.

[33]	EXECUTIVE COMPENSATION

HTGC PEER Group
Internally Managed BDC’s	Financial Services	Real Estate Investment Trusts
American Capital(1) KCAP Financial Main Street Capital Triangle Capital	Alliance Bernstein BGC Partners Cowen Group Evercore Partners Fortress Investment Group Greenhill & Co. Houlihan Lokey LPL Financial Holdings On Deck Capital Wisdom Tree Investment	Capstead Mortgage CYS Investments Hannon Armstrong iStar Inc Ladder Capital MFA Financial Redwood Trust Sabra Health Care Seritage Growth
(1)	American Capital is no longer included in the 2017 peer group since it was acquired by Ares Capital Corporation.

As of October 31, 2016, which is the period the Compensation Committee reviewed our Peer Group, the Company outperformed most of its Peer Group over the one-, three- and five-years (“Peer Group Performance”) as follows:

	Return on Average Assets (excl. cash)		Return on Equity		Return on Invested Capital		Total Shareholder Returns
Performance Period	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group
1-year	6.1%	100%	10.5%	93%	6.2%	93%	36.2%	100%
3-year	6.2%	99%	10.2%	89%	6.3%	89%	5.3%	64%
5-year	6.3%	96%	10.3%	86%	6.4%	87%	17.2%	88%

* Data source: S&P Capital IQ and reflects the most recent four quarters and TSR available as of 10/31/16.

The Company believes that compensation paid to our NEOs for 2016 was commensurate with the Company’s overall absolute performance as well as our performance relative to the Peer Group during the relevant Performance Periods. The 2016 compensation decisions made by the Compensation Committee considered the fact that our performance relative to the Peer Group was above the median, and in most cases above the 75th percentile, measured using Return on Average Assets, Return on Equity, Return on Investment Capital and Total Shareholder Return during the trailing one-, three-, and five-years as indicated in the chart above.

Our Regulatory Status and Limitations Imposed by the Investment Company Act of 1940

We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, referred to as a BDC, under the Investment Company Act of 1940, as amended, referred to as the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements, including the 1940 Act, rules promulgated under the 1940 Act, and exemptive orders issued to us by the Securities and Exchange Commission, or the SEC. We refer to these requirements, rules and exemptive orders as the 1940 Act Requirements. Among other things, these 1940 Act Requirements:

•	Limit our ability to implement non-equity incentive plans (i.e., cash incentive plans) that would restrict the discretion and decision-making authority of our Compensation Committee. The 1940 Act Requirements provide that we may maintain either an equity incentive plan or a cash incentive plan. A “profit sharing plan” as defined under the 1940 Act is any written or oral plan, contract, authorization or arrangement, or any practice, understanding or undertaking whereby amounts payable under the compensation plan are dependent upon or related to the profits of the company. The SEC has stated that compensation plans possess profit-sharing characteristics if an investment company is obligated to make payments under such a plan based on the level of income, realized gains or loss on investments or unrealized appreciation or depreciation of assets of such investment company.
EXECUTIVE COMPENSATION	[34]

•	We believe that equity incentives strongly align the interests of our stockholders with our executive officers and other employees, and, accordingly, we implemented an equity incentive plan in 2004. Given our 2004 Equity Incentive Plan, referred to as the Equity Plan, the 1940 Act Requirements prohibit us from also implementing a cash incentive plan that restricts our Compensation Committee’s discretion in the final determination of cash incentive awards.
•	Limit the terms we may include in our Equity Plan, and limit our ability to implement certain changes to our Equity Plan without the SEC’s approval. Our Equity Plan is administered pursuant to specific exemptive orders granted by the SEC. We believe the current structure of our Equity Plan reflects the terms and plan provisions currently permitted for an internally-managed BDC.

Why is this important to the Company’s executive compensation? The 1940 Act Requirements that restrict the Company to sponsoring either an equity incentive plan or a “profit sharing plan” limit the Company’s use of formulas or non-discretionary objective performance goals or criteria in its incentive plans. This means that the Compensation Committee is not permitted to use a nondiscretionary formulaic application of any performance criteria for corporate and individual goals to determine compensation. Rather, the Compensation Committee must take into consideration all factors and use its discretion to determine the appropriate amount of compensation for our NEOs. The Compensation Committee’s objective is to work within this regulatory framework to maintain and motivate pay-for-performance alignment, to establish appropriate compensation levels relative to our Peer Group and to implement compensation best practices.

2016 Advisory Vote on Executive Compensation

At our 2016 annual meeting of stockholders, our advisory vote on say-on-pay received support from our stockholders (89.4% of votes cast). The Company believes that the continuing dialogue with our stockholders on company performance, compensation and other governance matters is important. In advance of our 2016 annual meeting of stockholders, management engaged in numerous direct dialogues with our largest institutional shareholders, as well as a number of other institutional shareholders, to gain broad-based and/or specific insights into the Company’s overall performance, operating expenses, including executive compensation and corporate governance practices. In addition, we invited each of our institutional stockholders holding more than 1% of the Company’s stock to speak directly with management specifically on executive compensation and corporate governance practices.

The Company anticipates continuing our stockholder engagement efforts following the 2017 annual meeting and in advance of our future annual meetings.

Peformance Highlights and Assessment of Company Performance

In determining the compensation for our NEOs, the Compensation Committee evaluates our performance relative to our Peer Group (See “Competitive Benchmarking Against Peers” above), as well as Company-specific absolute performance factors over the relevant Performance Periods. In 2016, relative and company-specific factors included:

Key Performance Indicators	Metric	Performance Period Outcomes
		2016	2015	2014	2013	2012
	Total of New Fundings (in $ millions)	680.7	712.3	621.3	500.7	554.9
	Total Investments at Cost (in $ millions)	1,511.5	1,252.3	1,035.3	906.3	914.3
	Net Interest Margin (in $ million)	138.0	120.2	108.1	104.6	73.8
[35]	EXECUTIVE COMPENSATION

Total of New Fundings
(In $ Millions)
800
700
600
500
400
300
200
100
0
CAGR 5.2%
$554.9
$500.7
$621.3
$712.3
$680.7
2012
2013
2014
2015
2016

Total Investment at Cost
(In $ Millions)
1,600
1,400
1,200
1,000
800
600
400
200
0
CAGR 13.4%
$914.3
$906.3
$1,035.3
$1,252.3
$1,511.5
2012
2013
2014
2015
2016

Net Interest Margin
(In $ Millions)
160
140
120
100
80
60
40
20
0
$73.8
$104.6
$108.1
$120.2
$138.0
2012
2013
2014
2015
2016

•	Total New Fundings: Debt and equity fundings grew from $554.9 million in 2012 to $680.7 million in 2016 or a CAGR of 5.2%, as we continue to expand our origination team, increase our market share and organically grow our business via a record funding year for Hercules.
•	Total Investments: Total investments at cost increased to $1,511.5 billion in 2016 from $914.3 million in 2012, a CAGR of 13.4% due to record new fundings, combined with the monetization of our warrants and equity positions.
•	Net Interest Margin: We continue to grow our net interest margin due to strong portfolio growth and effectively managing our weighted average cost of debt.
Execution Across Performance Metrics	Metric	Performance Period Outcomes
		2016	2015	2014	2013	2012
	Liquidity Levels (in $ millions)	203.0	195.2	377.1	373.4	288.0
	Available Unfunded Commitments (in $ millions)	59.7	75.4	147.7	69.1	19.3
	Cumulative Net Realized Losses (in $ millions)	2.3	6.9	12.0	32.1	47.0
	Dividend Yield (%)(1)	8.8	10.2	8.3	6.8	8.5
EXECUTIVE COMPENSATION	[36]

Liquidity Levels
(In $ Millions)
400
350
300
250
200
150
100
50
0
$288.0
$373.4
$377.1
$195.2
$203.0
2012
2013
2014
2015
2016

Available Unfunded Commitments
(In $ Millions)
250
200
150
100
50
0
$19.3
$69.1
$147.7
$75.4
$59.7
2012
2013
2014
2015
2016

Cumulative Net Realized Losses
(In $ Millions)
50
45
40
35
30
25
20
15
10
5
0
$47.0
$32.1
$12.0
$6.9
$2.3
2012
2013
2014
2015
2016

Dividend Yield (%)
12
10
8
6
4
2
0
8.5%
6.8%
8.3%
10.2%
8.8%
2012
2013
2014
2015
2016

•	Liquidity Levels: The use of our credit facilities has been an integral component of our treasury management as we minimize our cash drag on our assets via the use of our warehouse facilities. These facilities have a low interest cost and allow us to build up our asset base for future offerings at competitive rates.
•	Available Unfunded Commitments: We have done an outstanding job on managing our Available Unfunded Commitments. Our Available Unfunded Commitments was 4.5% of our loan portfolio at the end of 2016, where as in 2015 it was 6.8%.
•	Cumulative Net Realized Losses: We continue to demonstrate strong credit management and nothing shows this more than our cumulative net losses, where we finished in 2016 at $2.3 million on commitments of $6.5 billion. In 2012, our cumulative net realized losses were $47 million since inception, demonstrating our ability to manage our portfolio effectively over the last 5 years.
•	Dividend Yield: We saw our Dividend Yield grow to 8.8% at the end of 2016. We believe that our continued strong performance will be recognized and our Dividend Yields will adjust to the range we believe is representative of our stock price.
(1)	Dividend Yield: Dividend Yield is a financial ratio that indicates the amount of dividends paid by the Company relative to its share price and is calculated as annual dividends per share divided by price per share as of measurement date.

Assessment of Company Performance

In determining annual compensation for our NEOs, the Compensation Committee analyzes and evaluates the individual achievements and performance of our NEOs as well as the overall relative and absolute operating performance and achievements of the Company. We believe that the alignment of (i) our business plan, (ii) stockholder expectations and (iii) our employee compensation is essential to long-term business success and the interests of our stockholders and employees and to our ability to attract and retain executive talent, especially in a competitive environment for top-quality executive talent in the venture debt industry.

Our business plan involves taking on credit risk over an extended period of time, and a premium is placed on our ability to maintain stability and growth of net asset values as well as continuity of earnings growth to pass through to stockholders in the form of recurring dividends over the long term. Our strategy is to generate income and capital gains from our

[37]	EXECUTIVE COMPENSATION

investments in the debt with warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the anticipated payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition analyses as well as highly active monitoring and management of our investment portfolio over time. To accomplish these functions, our business requires implementation and oversight by management and key employees with highly specialized skills and experience in the venture debt industry. A substantial part of our employee base is dedicated to the generation of new investment opportunities to allow us to sustain dividends and to the maintenance of asset values in our portfolio. In addition to the performance factors above, the Company considered the following Company-specific performance factors over the relevant Performance Periods: overall credit performance, performance against annual gross funding goals, overall yields, efficiency ratios, total and net investment income and realized and unrealized gains and losses.

Elements of Executive Compensation and 2016 Compensation Determinations

Base Salary

We believe that base salaries are a fundamental element of our compensation program. The Compensation Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Compensation Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Compensation Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for our company; market data provided by our compensation consultant; our NEOs total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

NEO	2016 Base Salary
Manuel Henriquez	$803,154
Mark Harris(1)	$412,000
Scott Bluestein	$432,600
Melanie Grace	$283,250
Andrew Olson(2)	$211,150
(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(2)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Annual Cash Bonus Awards

The Compensation Committee, together with input from our CEO, developed a specific bonus pool for the 2016 operating year to be available for our annual cash bonus program. The amount determined to be available for our annual cash program was dependent upon many factors, including those outlined previously under “Performance Highlights and Assessment of Company Performance.”

The Compensation Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Compensation Committee generally targets cash bonuses to 50% to 100% of an NEO’s base salary; however, such bonus amounts may exceed these targets in the event of exceptional company and individual performance.

Bonuses are not formulaic to comply with the 1940 Act regulations that govern our business as an internally managed BDC and have restrictions on setting compensation to specific financial measurements. As a result, the Compensation Committee considers overall business performance factors and individual factors, including CEO feedback, when determining the size of individual NEO bonuses. Accordingly, should actual company and NEO performance exceed

EXECUTIVE COMPENSATION	[38]

expectations, the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Conversely, if company and NEO performance is below expectations, the Compensation Committee will consider such performance in determining the NEO’s actual cash bonus.

In evaluating the performance of our NEOs to arrive at their 2016 cash bonus awards, the Compensation Committee considered the performance factor achievements discussed above under “Performance Highlights and Assessment of Company Performance,” and the Compensation Committee specifically compared our performance and the returns of our stockholders against the performance and shareholder returns of other BDCs. In particular, the Committee considered our high relative total shareholder return and return on invested capital relative to peer group benchmarks, which was above the 75th percentile over the last year, as this shows the success for shareholders and of the core business mission of allocating equity and debt capital efficiently for a high risk-adjusted return.

When sizing our cash bonus pool and allocating bonus awards, the total compensation paid to our NEOs and other employees is evaluated against the expense ratios of other BDCs. With respect to 2016, company-wide compensation expense as a percentage of average assets among the peers in the Peer Group was considered. For the fiscal year ended December 31, 2016, the ratio of our compensation expense divided by total revenue was below the median of the our Peer Group.

Based on the foregoing considerations and analysis, and after due deliberation, the Compensation Committee awarded our current NEOs the following annual cash bonuses with respect to 2016.

NEO	2016 Cash Bonus Award
Manuel Henriquez	$1,200,000
Mark Harris(1)	$400,000
Scott Bluestein	$650,000
Melanie Grace	$145,000
Andrew Olson(2)	$150,000
(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(2)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Long-Term Equity Incentive Compensation

2004 Equity Incentive Plan

Our long-term equity incentive compensation is designed to develop a strong linkage between pay and our strategic goals and performance, as well as to align the interests of our NEOs, and other executives and key employees, with those of our stockholders by awarding long-term equity incentives in the form of stock options, restricted stock and/or restricted stock units. These awards are made pursuant to our Equity Plan, which permits options, restricted stock and restricted stock unit awards.

We believe that annual equity grants, in the form of restricted stock awards or restricted stock units, to our NEOs are a critical part of our compensation program as they allow us to:

•	align our business plan, stockholder interests and employee concerns,
•	manage dilution associated with equity-based compensation,
•	match the return expectations of the business more closely with our equity-based compensation plan, and
•	retain key management talent.

We believe that these annual equity grants motivate performance that is more consistent with the type of return expectations that we have established for our stockholders. Accordingly, the Company awards restricted stock award grants to our NEOs. These grants typically vest over three years.

[39]	EXECUTIVE COMPENSATION

Grant Practices for Executive Officers

Annual equity compensation grants to executive officers have typically been granted in the first quarter of the year. The Company does not grant stock options to executive officers. As a result, there were no option grants to our NEOs in 2016.

Restricted Stock Units

In 2017, the Compensation Committee did not grant restricted stock awards to NEOs. Rather, in January 2017, the Compensation Committee granted restricted stock units to the NEOs. With respect to the restricted stock units, the Compensation Committee assessed each current NEO’s individual performance for 2016, our overall company performance in 2016 (including the performance factors detailed above under “Performance Highlights and Assessment of Company Performance” and “Annual Cash Bonus Awards”) and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, the Compensation Committee determined that the following restricted stock units be granted to our current NEOs with respect to 2016, in the amounts and on the dates set forth below to reward them for services performed in 2016. These restricted stock units vest as to one-third of the shares underlying the awards on the first anniversary of the grant date, and they vest as to the remaining shares in equal quarterly installments over the next two years. Settlement of the restricted stock units is deferred following vesting and the restricted stock units will not be settled until the earliest to occur of (1) January 24, 2021, (2) the death or disability of the NEO, (3) the separation from service of the NEO, or (4) a change in control of the Company. Each restricted stock unit will entitle the holder to dividend equivalents in the form of the Company’s common stock, which dividend equivalent payments will be settled on the date the related restricted stock unit is settled. We believe these restricted stock unit awards assist the Company in retaining the NEOs.

NEO	Grant Date	Restricted Stock Units	Fair Value of Restricted Stock Awards(1)
Manuel Henriquez	1/24/2017	351,865	$5,000,000
Scott Bluestein	1/24/2017	123,153	$1,750,000
Mark Harris(2)	1/24/2017	35,187	$500,000
Melanie Grace	1/24/2017	21,112	$300,000
Andrew Olson(3)	1/24/2017	17,593	$250,000
(1)	Based on the closing price per share of our common stock of $14.21 on January 24, 2017.
(2)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(3)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Other Elements of Compensation

•	Retention Agreements: Messrs. Henriquez, Harris and Bluestein entered into retention agreements with the Company in October 2017 which provide for severance benefits in the event of certain terminations of employment. In November 2017, Mr. Harris and the Company mutually agreed to enter into a separation agreement, which supersedes the terms of Mr. Harris’ retention agreement. Ms. Grace and Mr. Olson do not have a written severance agreement or other arrangement providing for payments or benefits upon a termination of employment.
•	Benefits and Perquisites: Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefits program is designed to provide competitive benefits and is not based on performance. Our NEOs and other full-time employees receive health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2016, our 401(k) plan provided for a match of contributions by the company for up to $18,000 per full-time employee. Other than the benefits set forth immediately above, our NEOs are not entitled to any other benefits or perquisites.
•	Potential Payments Upon Termination or Change of Control: No NEO or employee of the Company has a written employment agreement, or other agreement, providing for enhanced cash payments in connection with a change of control of the Company. Further, no NEO or any other employee is entitled to any tax gross-up payments.
EXECUTIVE COMPENSATION	[40]

Retention Agreements

In October 2017, Messrs. Henriquez, Harris and Bluestein entered into retention agreements with the Company pursuant to which, if (1) the Executive’s employment is terminated by the Company without cause or by the Executive for good reason, or (2) the Company becomes an externally managed BDC and the new external advisor does not make a written offer of employment to the Executive or makes a written offer of employment to the Executive that is not on similar terms to the Executive’s current employment with the Company (including, without limitation, authority, responsibilities, base salary, annual bonus opportunity, long term incentive opportunity and retention benefits) and the Executive does not accept such offer then, subject to the Executive’s execution of a release of claims in favor of the Company, each of Mr. Henriquez and Mr. Bluestein shall be entitled to receive the following benefits:

•	Mr. Henriquez shall be entitled to receive (a) a lump sum payment in an amount equal to two times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Henriquez for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for two years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Henriquez and his eligible dependents for 18 months following termination of employment.
•	Mr. Bluestein shall be entitled to receive (a) a lump sum payment in an amount equal to 1.75 times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Bluestein for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for 1.75 years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Bluestein and his eligible dependents for 18 months following termination of employment.

In November 2017, Mr. Harris and the Company mutually agreed to enter into a separation agreement, which provides that the Company will pay Mr. Harris a monetary sum equivalent to six months gross base salary plus up to an additional six months subject to Mr. Harris certifying he is not employed and is actively seeking employment during such time. In addition, the Company will reimburse Mr. Harris for health insurance premiums for him and his eligible dependents under COBRA for a period of up to twelve months subject to the same qualifications applicable to payments based on his gross base salary. The separation agreement also contains certain additional provisions that are customary for agreements of this type, including confidentiality, non-solicitation, and non-disparagement covenants, as well as a general release of the Company against certain claims. The separation agreement supersedes the terms of Mr. Harris’ retention agreement, under which he would have received (a) a lump sum payment in an amount equal to 1.5 times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Harris for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for 1.5 years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Harris and his eligible dependents for 18 months following termination of employment.

Corporate Goals

For 2016, the Compensation Committee developed corporate goals that were required to be achieved for executive officers to receive up to 50% of their incentive compensation. These goals included operational performance as well as performance relative to the Peer Group. While the criteria may not be weighted, the Compensation Committee took into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the proposed incentive compensation. The Compensation Committee believes that the corporate goals applicable to all executive officers create an alignment not only with shareholders but also to the Company’s business strategy and performance goals.

[41]	EXECUTIVE COMPENSATION

Defined Individual Goals

For 2016, the Compensation Committee developed individual goals for the CEO. In addition, the CEO and each NEO developed individual goals for the NEOs and such goals were approved by the Compensation Committee. Each set of individual goals are unique to the executive officer’s responsibilities and position within the Company. While each of the factors may not be weighted, the Compensation Committee took into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the executive officer’s incentive compensation.

Pay-for-Performance Alignment

The Company believes that there exists an alignment between the compensation of our NEOs and our performance over the relevant Performance Periods. As noted above, a broad range of individual performance factors and company performance factors are analyzed each year, including total shareholder return relative to our Peer Group, and, in 2016, analysis of relative ROAA, ROE, and ROIC versus the compensation peers over one-, three-, and five-years to measure short-, medium-, and long-term performance. The objective in analyzing these key performance factors is to align NEO compensation to our performance relative to our Peer Group and our absolute corporate performance.

The Company’s annual bonus and equity awards constitute an effective mix of short- and long-term compensation components and reflect key measures of our performance and the returns enjoyed by our stockholders. Consistent with our pay-for-performance philosophy, the Compensation Committee will make future compensation decisions taking into account our absolute and relative performance, and, if our future performance were to fall significantly below our peers, the Compensation Committee would consider adjusting NEO compensation prospectively.

Total Compensation Expense Relative to other Internally Managed BDCs

In determining annual bonus awards, the total compensation paid to our NEOs and other employees against the expense ratios of other internally managed BDCs, as well as a comparison to total SG&A for select externally managed BDCs, was considered.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, the Company believes it is important to compare compensation paid to each NEO not only with compensation in our Peer Group, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee’s review, we made a comparison of our CEO’s total compensation paid for the period ending October 31, 2016 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that our CEO’s compensation relative to that of our other NEOs was appropriate because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to our NEOs for this period, the individual performance of each NEO and any changes in responsibilities of the NEO.

Stock Ownership Guidelines

The Company maintains stock ownership guidelines, which are outlined in our corporate governance guidelines, because we believe that material stock ownership by our executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates our executives to build long-term shareholder value. Pursuant to our stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company common stock, based on market value, within three years of joining the Company. Our Board may make exceptions to this requirement based on particular circumstances; however, no exceptions have been made for our current NEOs. Messrs. Henriquez, Bluestein and Harris(1) have met their minimum guidelines.

The Compensation Committee’s review of the CEO’s stock ownership in the fourth quarter of 2016 showed that he owns shares worth more than 20x his annual base salary.

(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
EXECUTIVE COMPENSATION	[42]

Tax and Accounting Matters

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our Equity Plan and 2006 Non-Employee Director Plan in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Company considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Company considers Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s ability to claim compensation expense deductions. Our Board believes that the best interests of the Company and our stockholders are served by executive compensation programs that encourage and promote our principal compensation philosophy, enhancement of shareholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, we may from time to time pay compensation to our NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) of the Code. The Company will continue to review its executive compensation plans periodically to determine what changes, if any, should be made as a result of any deduction limitations.

Clawback Policy for Section 16 Officers

In 2016, the Board adopted a clawback policy for all Section 16 officers. This was an enhancement to the Company’s then-existing clawback policy for the CEO and CFO pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. With respect to the Company’s clawback policy, the Company has

•	broadened its clawback policy to apply to all Section 16 officers; and
•	broadened the scope of its clawback policy beyond financial restatements.

Pursuant to our clawback policy, for payments that are predicated on financial results augmented by fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting in significant monetary loss, damage or injury to the Company (“Excess Compensation”), the Compensation Committee has the authority to seek repayment of any Excess Compensation, including (1) cancellation of unvested, unexercised or unreleased equity incentive awards; and (2) repayment of any compensation earned on previously exercised or released equity incentive awards whether or not such activity resulted in a financial restatement.

The Compensation Committee will have sole discretion under this policy, consistent with any applicable statutory requirements, to seek reimbursement of any Excess Compensation paid or received by the Section 16 officer for up to a 12-month period prior to the date of the Compensation Committee action to require reimbursement of the Excess Compensation. Any clawback of Excess Compensation must be based upon fraud adjudicated by a court of competent jurisdiction or a financial restatement. Further, following a restatement of our financial statements, we will recover any compensation received by the CEO and CFO that is required to be recovered by Section 304 of the Sarbanes-Oxley.

For purposes of this policy, Excess Compensation will be measured as the positive difference, if any, between the compensation earned by a Section 16 officer and the compensation that would have been earned by the Section 16 officer had the fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting from significant monetary loss, damage or injury to the Company not occurred.

[43]	EXECUTIVE COMPENSATION

Risk Assessment of the Compensation Programs

Our Board believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. The Company has designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. We use common variable compensation designs, with a significant focus on individual contributions to our performance and the achievement of absolute and relative corporate objectives, as generally described in this Compensation Discussion and Analysis.

The Compensation Committee and the Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Company has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase shareholder value.

Our Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the long-term return realized by stockholders. Accordingly, our executive compensation program is designed to mitigate these possibilities and to ensure that our compensation practices are consistent with our risk profile. These features include the following:

•	bonus payouts and equity incentive awards that are not based solely on corporate performance objectives, but are also based on individual performance levels,
•	the financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking,
•	annual cash bonuses that are paid after the end of the fiscal year to which the bonus payout relates,
•	the engagement and use of a compensation consultant,
•	the institution of stock ownership guidelines applicable to our executive officers, and
•	final decision making by our Compensation Committee and our Board of directors on all awards.

Additionally, the Company performed an assessment of compensation-related risks for all of our employees. Based on this assessment, we concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Company reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we recommend to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2016 annual meeting of Hercules Capital, Inc.

COMPENSATION COMMITTEE MEMBERS
Susanne D. Lyons, Chair
Allyn C. Woodward, Jr.
Doreen Woo Ho

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent specifically incorporated by reference therein.

EXECUTIVE COMPENSATION	[44]

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Manuel Henriquez Chairman & Chief Executive Officer	2016	$803,154	$1,200,000	$4,005,335	—	$771,425	$6,779,914
	2015	$779,762	$1,000,000	$4,472,142		$1,635,353	$7,887,257
	2014	$779,762	$692,500	$5,992,250	—	$804,675	$8,269,187

Mark R. Harris(5) Chief Financial Officer	2016	$412,000	$400,000	$396,330	—	$95,624	$1,303,954
	2015	$166,667	$200,000	$400,001	—	$26,404	$793,072

Scott Bluestein Chief Investment Officer	2016	$432,600	$650,000	$1,249,040		$200,555	$2,532,195
	2015	$420,000	$525,000	$670,212		$193,370	$1,808,582
	2014	$420,000	$233,750	$967,100	—	$144,396	$1,765,246

Melanie Grace General Counsel, Chief Compliance Officer and Secretary	2016	$283,250	$145,000	$112,894		$40,726	$581,870
	2015	$79,167	$50,000	$112,500	—	$36,466	$278,133

Andrew Olson(6) Vice President of Finance and Senior Controller	2016	$211,150	$150,000	$72,060		$28,684	$461,894
	2015	$186,250	$195,000	$53,332	—	$22,717	$457,299
(1)	Salary column amounts represent base salary compensation received by each named executive officer (“NEO”) for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of restricted stock and stock option awards made to our NEOs and former NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(4)	All Other Compensation column includes the following:
•	We made matching contributions under our 401(k) plan of (a) $18,000 in 2016 to Messrs. Henriquez, Bluestein, Harris and Olson and $17,703 to Ms. Grace (b) $18,000 in 2015 to Messrs. Henriquez, Bluestein and Olson; and (c) $17,000 in 2014 to Messrs. Henriquez and Bluestein.
•	Distributions to Messrs. Henriquez, Harris, Bluestein and Olson and Ms. Grace in the amount of $753,425, $77,624, $182,555, $10,684 and $23,023, respectively, were paid on unvested restricted stock awards during 2016.
•	Distributions to Messrs. Henriquez, Harris, Bluestein and Olson and Ms. Grace in the amount of $845,550, $22,587, $134,985, $4,717 and $3,100, respectively, were paid on unvested restricted stock awards during 2015.
•	Distributions to Messrs. Henriquez and Bluestein in the amount of $787,675 and $127,396, respectively, were paid on unvested restricted stock awards during 2014.
•	Due to a change in the vacation policy of NEOs, Messrs. Henriquez, Harris, Bluestein and Ms. Grace were each paid out of all of their accrued vacation through August 30, 2015 in the amount of $771,803, $3,817, $40,385 and $1,007, respectively. NEOs no longer accrue vacation effective September 1, 2015.
•	Ms. Grace began as a contractor on August 3, 2015 until she was approved by the Board as an executive officer on September 17, 2015. During this period, Ms. Grace earned $32,359 in compensation.
(5)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(6)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.
[45]	EXECUTIVE COMPENSATION

Grants of Plan Based Awards in 2016

NEO	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(1)	Grant Date Fair Value of Stock and Option Awards(2)
Manuel Henriquez	01/10/2016	333,500	—	$4,005,335
Mark Harris(3)	01/10/2016	33,000	—	$396,330
Scott Bluestein	01/10/2016	104,000	—	$1,249,040
Andrew Olson(4)	01/10/2016	6,000	—	$72,060
Melanie Grace	01/10/2016	9,400	—	$112,894
(1)	Restricted stock awards vest as to one-third of the award on the one year anniversary of the date of the grant and quarterly over the succeeding 24 months. When payable, distributions are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of computed in accordance with FASB ASC Topic 718.
(3)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(4)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Outstanding Equity Awards at Fiscal Year End, December 31, 2016

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Manuel Henriquez	—		—	—	—	12,284	(2)	$173,327
	—		—	—	—	132,917	(3)	$1,875,459
	—		—	—	—	333,500	(6)	$4,705,685

Mark Harris(8)	—		—	—	—	21,252	(4)	$299,866
	—		—	—	—	33,000	(6)	$465,630

Scott Bluestein	—		—	—	—	2,457	(2)	$34,668
	—		—	—	—	19,920	(3)	$281,071
	—		—	—	—	104,000	(6)	$1,467,440

Melanie Grace	—		—	—	—	5,834	(5)	$82,318
	—		—	—	—	9,400	(6)	$132,634

Andrew Olson(9)	13,332	(7)	6,668	$15.12	12/03/2021	1,586	(3)	$22,378
	—		—	—	—	6,000	(6)	$84,660
(1)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2016 by the number of shares.
(2)	Restricted stock granted on 3/4/13 that vests as to one-fourth of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 36 months.
(3)	Restricted stock granted on 3/10/15 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(4)	Restricted stock granted on 8/6/15 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(5)	Restricted stock granted on 9/17/15 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(6)	Restricted stock granted on 1/10/2016 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
EXECUTIVE COMPENSATION	[46]

(7)	Options granted on 12/03/2014 that vest as to one-third of the total underlying shares on the one-year anniversary of the date of the grant and on a monthly basis over the succeeding 24 months.
(8)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(9)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Options Exercised and Stock Vested in 2016

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Manuel Henriquez	—	—	359,264	$4,347,348
Mark Harris(1)	—	—	15,178	$205,146
Scott Bluestein	—	—	57,399	$692,290
Melanie Grace	—	—	4,166	$55,499
Andrew Olson(2)	—	—	2,218	$26,908
(1)	Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.
(2)	Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.
[47]	EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Our Compensation Committee has the authority from our Board for the appointment, compensation and oversight of our outside compensation consultant. Our Compensation Committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal year ended December 31, 2016. We provide further information relating to equity awards made to our non-employee directors below under “—2006 Non-Employee Director Plan.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert P. Badavas	$175,000	—	—	$3,099	$178,099
Thomas J. Fallon	$150,000	$—	$—	$6,199	$156,199
Joseph F. Hoffman	$165,000	$62,350	$8,499	$5,683	$241,532
Susanne D. Lyons	$175,000	$—	$—	$2,066	$177,066
Allyn C. Woodward, Jr.	$175,000	$—	$—	$5,166	$180,166
Doreen Woo Ho	$—	$45,362	$6,415	$1,033	$52,810
Manuel A. Henriquez(5)	—	—	—	—	—
(1)	Messrs. Badavas, Fallon, Hoffman, Woodward and Ms. Lyons earned $125,000, $100,000, $115,000, $125,000 and $125,000, respectively, and each elected to receive an additional retainer fee of 3,720 shares of our common stock in lieu of cash. The total value of the shares issued to each of Messrs. Badavas, Fallon, Hoffman and Woodward and Ms. Lyons services in fiscal 2016 was $50,000. Ms. Woo Ho did not receive any cash compensation during 2016.
(2)	During 2016, in connection his re-election to our Board, we granted Mr. Hoffman a restricted stock award for 5,000 shares of common stock, and we granted Ms. Woo Ho a restricted stock award for 3,333 shares of common stock upon her appointment to our Board. The amounts presented reflect the aggregate grant date fair value of the stock awards, as computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(3)	During 2016, in connection with his re-election to our Board, we granted Mr. Hoffman a stock option award with respect to 15,000 shares of our common stock, and, in connection with her appointment to our Board, we granted Ms. Woo Ho a stock option award with respect to 10,000 shares of our common stock. The amounts presented reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each stock option grant is estimated based on the fair market value of the option on the date of grant using the Black-Scholes-Merton option pricing model. For a further discussion on the valuation model and the assumptions used to calculate the fair value of our stock options, please see Note 7 to the consolidated financial statements included in our annual report on Form 10-K for the 2016 fiscal year.
(4)	Represents distributions paid during 2016 on unvested common stock under restricted stock awards.
(5)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as our chief executive officer is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”

As of December 31, 2016, Messrs. Badavas, Fallon, Hoffman and Woodward and Ms. Lyons and Ms. Woo Ho had outstanding options in the amount of 20,000, 25,000, 25,000, 25,000, 10,000 and 10,000, respectively. As of December 31, 2016, Messrs. Badavas, Fallon, Hoffman and Woodward and Ms. Lyons and Ms. Woo Ho held unvested shares of restricted stock in the amount of 1,666, 3,333, 6,666, 3,333, 1,666 and 3,333, respectively.

Upon her appointment to our Board in October 2016, Ms. Woo Ho received a restricted stock award with respect to 3,333 shares of our common stock and a stock option to purchase 10,000 shares of our common stock.

During 2016, the compensation for serving on our Board as an independent director included the following:

Annual Director Retainer Fee	$100,000
Annual Chairperson Fee	$25,000, Audit Committee $25,000, Compensation Committee $15,000, NCG Committee
Annual Lead Director Fee	$25,000

In 2016, we granted each independent director an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. In addition, upon re-election to the Board, each independent director was granted an option to purchase 15,000 shares and an additional award of 5,000 shares of restricted stock. Employee directors do not receive compensation for serving on our Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

DIRECTOR COMPENSATION	[48]

Under current SEC rules and regulations applicable to BDCs, a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. We filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to our non-employee directors, which was approved on October 10, 2007. On June 22, 2010, we received approval from the SEC regarding our exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, our stockholders approved amendments to the Equity Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The Equity Plan limits the combined maximum amount of restricted stock that may be issued under the Equity Plan to 10% of the outstanding shares of our common stock on the effective date of the Equity Plan plus 10% of the number of shares of common stock issued or delivered by us during the terms of the Equity Plan. Our 2006 Non-Employee Director Plan terminated in accordance with its terms on June 21, 2017 and no additional awards may be made under our 2006 Non-Employee Director Plan.

[49]	DIRECTOR COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2016, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	553,171	$13.85	3,772,736
2006 Non-Employee Director Plan	115,000	$13.18	713,333
Equity compensation plans not approved by stockholders:	—	—	—

Total	668,171	$13.52	4,486,069

2004 Equity Incentive Plan

Our board and our stockholders have approved our Equity Plan to align our employees’ interest with the performance of our Company and to attract and retain the services of executive officers and other key employees. Under our Equity Plan our Compensation Committee may award incentive stock options, referred to as ISOs, within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of our Equity Plan.

Under our Equity Plan, we had 3,262,862 shares of common stock available for issuance as of October 30, 2017. Participants in our Equity Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under our Equity Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, our Equity Plan will terminate on the tenth anniversary of the date it was last approved by our stockholders. Such approval was last given by our stockholders on July 7, 2015. Our Equity Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under our Equity Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under our Equity Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under our Equity Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to Hercules and will be available for future awards under this plan.

Our Board administers our Equity Plan and has the authority, subject to the provisions of the Equity Plan, to determine who will receive awards under the Equity Plan and the terms of such awards. Our Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

EQUITY INFORMATION	[50]

Upon specified covered transactions (as defined in the Equity Plan), all outstanding awards under our Equity Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

2006 Non-Employee Director Plan

Our Board and our stockholders approved our 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs, absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. Our 2006 Non-Employee Director Plan terminated on June 21, 2017 and no additional awards may be made under our 2006 Non-Employee Director Plan. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

We instituted our 2006 Non-Employee Director Plan for the purpose of advancing our interests by providing for the grant of awards under our 2006 Non-Employee Director Plan to eligible non-employee directors. Under our 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock.

Our 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options, referred to as NSOs, to purchase shares of our common stock at a specified exercise price per share and/or restricted stock. NSOs granted under our 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by our Board on the date of the grant. The amount of the options that may be granted are limited by the terms of our 2006 Non-Employee Director Plan, which prohibits any grant that would cause us to be in violation of Section 61(a)(3) of the 1940 Act.

Under our 2006 Non-Employee Director Plan, non-employee directors each received an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director was automatically granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to our Board and such grant vests over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. Our Compensation Committee had, subject to SEC approval, the authority to determine from time to time which of the persons eligible under our 2006 Non-Employee Director Plan was granted awards; when and how each award was granted, including the time or times when a person was permitted to exercise an award; and the number of shares of stock with respect to which an award was granted to such person. The exercise price of options granted under our 2006 Non-Employee Director Plan was set at the closing price of our common stock on the NYSE as of the date of grant and was not adjusted unless we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so (except for adjustments resulting from changes in our capital structure, such as stock dividends, stock splits and reverse stock splits).

Our 2006 Non-Employee Director Plan provided that all awards granted under our 2006 Non-Employee Director Plan were subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act. Our Compensation Committee determined the period during which any options granted under our 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under our 2006 Non-Employee Director Plan were not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to Hercules. Generally, any portion of any options that were exercisable at the time of the termination of the non-employee director’s services to Hercules remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to Hercules terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to Hercules not terminated. In addition, if our Board determines that a non-employee director’s service to Hercules terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

[51]	EQUITY INFORMATION

Under our 2006 Non-Employee Director Plan, we were permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors were automatically granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director was automatically granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to our Board and the forfeiture restrictions on such shares vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

Our Compensation Committee administers our 2006 Non-Employee Director Plan. If there is a change in our capital structure by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, our Board would make appropriate adjustments to the number and class of shares of stock subject to our 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of our assets, our dissolution or liquidation or other similar events, referred to as a Covered Transaction, our Board would provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

EQUITY INFORMATION	[52]

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors unanimously recommends that you vote FOR this proposal
(Item 2 on your proxy card)

Introduction to Advisory Vote on Say-on-Pay; Frequency of Advisory Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 gives stockholders the opportunity to cast an advisory vote on the compensation of our NEOs, as disclosed in this Proxy Statement. Our Board recommends that stockholders approve the advisory vote on executive compensation set forth below.

Prior Advisory Vote on Executive Compensation; Continuing Stockholder Engagement

In 2016, we received approximately 89.41% "say on pay" approval vote evidencing that our stockholders agree with our compensation principles and process. We provide our stockholders the ability to annually cast their advisory vote on the compensation of our NEOs.

Our Compensation Committee views as important the continuing dialogue with our stockholders on compensation and other governance matters. In advance of our 2016 annual meeting of stockholders, we engaged in direct dialogue with our largest institutional stockholders to gain broad-based insights on our executive compensation and corporate governance practices. In connection with our 2017 annual meeting, we again solicited opportunities for feedback from each of our institutional stockholders, and we completed meetings with a number of our institutional stockholders, including our largest institutional stockholder. Given the benefits of stockholder engagement, we anticipate continuing our stockholder engagement efforts following the 2017 annual meeting and in advance of our future annual meetings.

During our stockholder outreach over the past several years, we spoke to a number of our stockholders and took the following actions to make sure our executive compensation more closely aligns Company performance to stockholder interests:

•	Aligned long-term performance incentive awards with stockholder interests by tying incentive awards to, among other things, key financial metrics based on objective criteria;
•	Enhanced our CD&A disclosure to better explain the Company’s compensation principles and process;
•	Established a clawback policy to enable the Company to recover executive incentive compensation if, among other things, the Company restates its financial statements;
•	Re-evaluated our stock ownership policy for executive officers and our directors that requires minimum ownership as a multiple of base salary, in the case of executive officers, and minimum ownership as a multiple of their annual cash retainer, in the case of our directors;
•	Removed income tax gross-up payments in the event of a future change in control of the Company; and
•	Established double-trigger change in control vesting provisions for equity compensation awards.

The above enhancements to our compensation program demonstrate our commitment to ensuring that our executive compensation program aligns our executives’ compensation with the Company’s short-term and long-term performance and stockholder interests and, at the same time, provides the compensation and incentives needed to attract, reward, motivate, and retain key executives.

2016 NEO Compensation

Please read the “Executive Compensation—Compensation Discussion and Analysis” and “EXECUTIVE COMPENSATION TABLES” for additional details about our executive compensation programs

We believe, in light of the compensation paid by us to our NEOs in 2016 and our financial performance during the relevant periods, that our executive compensation programs are designed with the goal of providing compensation that is fair, reasonable and competitive, and our programs are intended to help us align the compensation paid to our NEOs with corporate and executive performance goals that have been established to achieve both our short-term and long-term objectives. Our Compensation Committee will continue to review the compensation programs for our NEOs to ensure our programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

[53]	PROPOSAL 2

Broker Non-Votes

Broker non-votes are votes cast for shares held by a broker or other nominee for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on non-routine proposals. Proposal 2 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 2, the advisory vote on executive compensation. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 2.

2017 Advisory Vote on Say-on-Pay

Our Compensation Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our NEOs, are directly aligned with our executive compensation philosophy, fully support our goals and provide an appropriate balance between risk and incentives. We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2017 annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and narrative discussion contained in this Proxy Statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

PROPOSAL 2	[54]

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors unanimously recommends that you vote FOR this proposal
(Item 3 on your proxy card)

The Dodd-Frank Act requires our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. We last sought an advisory vote on Say on Frequency in 2011. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on NEO compensation once every one, two, or three years or abstain from voting on this proposal. For the reasons described below, we recommend that our stockholders select a frequency of every year, or an annual vote.

After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for an annual interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE SELECTION OF ONCE EVERY YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

[55]	PROPOSAL 3

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Board of Directors unanimously recommends that you vote FOR this proposal
(Item 4 on your proxy card)

Our Audit Committee and our non-interested directors have selected PwC to serve as our independent public accountant for the fiscal year ending December 31, 2017. This selection is subject to the ratification or rejection by our stockholders.

During the two most recent fiscal years, neither Hercules or any person on its behalf has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K under the Exchange Act.

PwC has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in Hercules or its affiliates. It is expected that a representative of PwC will be present at the 2017 annual meeting of stockholders and will have an opportunity to make a statement if he or she chooses and will be available to answer other questions.

Required Vote

This proposal requires the affirmative vote of the majority of the votes cast at the 2017 annual meeting of stockholders in person or by proxy. Abstentions will not be counted as votes cast and will have no effect on the result of the vote. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice of “Against” or “Abstain” is specified.

Broker Non-Votes

Broker non-votes are votes cast for shares held by a broker or other nominee for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on non-routine proposals. Proposal 4, the ratification of the selection of PwC to serve as our independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 4.

Principal Accountant Fees and Services

The following aggregate fees by PwC, our independent public accounting firm, were billed to us for work attributable to 2016 and 2015 audit, tax and other services.

	Fiscal Year Ended (in millions)
	2016	2015
Audit Fees	$1.4	$1.2
Audit-Related Fees	—	—
Tax Fees	$0.1	$0.1
All Other Fees	—	—
Total Fees:	$1.5	$1.3

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

PROPOSAL 4	[56]

Audit-Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees in fiscal years 2016 and 2015 include professional fees for tax compliance and tax advice.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above. Other fees billed in fiscal years 2016 and 2015 relate to on-line technical accounting software service. Our Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.

Pre-Approval Policy

All services rendered by PwC were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee for 2016 and 2015, as applicable, in accordance with its pre-approval policy. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditors. The policy requires the Audit Committee to approve each audit or non-audit engagement or accounting project involving the independent auditors and the related fees, prior to the commencement of the engagement or project to make certain that the provision of such services does not adversely affect the firm’s independence. Approval of such engagement is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to the Audit Committee chairman or any of the Audit Committee members who is an independent director, so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $100,000. Our Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent public accounting firm to management.

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. Our Audit Committee’s responsibility is to monitor and oversee these processes. Our Audit Committee is also directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm.

Review of Management

Our Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to our Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

Our Audit Committee has discussed with PwC, our independent registered accounting firm, PwC’s judgements about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required to be discussed by Statement of Auditing Standards No. 16.

Our Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with Audit Committees concerning independence and has discussed with the auditors the auditors’ independence. Our Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2016, our Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by our chief executive officer and our chief financial officer under Sarbanes-Oxley, the rules and regulations of the SEC and the overall certification process. At these meeting, our officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in the internal control over financial reporting.

[57]	PROPOSAL 4

Conclusion

Based on our Audit Committee’s review and discussions referred to above, our Audit Committee recommended that our Board include the audited financial statements in our annual report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

The Audit Committee

Robert P. Badavas, Chairman Joseph F. Hoffman Allyn C. Woodward, Jr.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS

A stockholder who intends to present a proposal at our 2018 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to Hercules at our address in Palo Alto, California, and we must receive the proposal on or before July 12, 2018, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. The submission of a proposal does not guarantee its inclusion in our Proxy Statement or presentation at the 2018 annual meeting of stockholders.

Under our current Bylaws, nominations for directors and proposals of business, other than those to be included in our proxy materials following the procedures described in Rule 14a-8, may be made by stockholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required in our Bylaws. Except as noted below, to be timely, proposals and nominations with respect to the 2018 annual meeting of stockholders must be delivered to our secretary no earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. For the 2018 annual meeting of stockholders, we must receive such proposals and nominations no earlier than June 12, 2018 and no later than July 12, 2018. If the date of the annual meeting has been changed by more than thirty calendar days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Proposals must comply with the other requirements contained in our Bylaws, including supporting documentation and other information. Proxies solicited by us will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Notices of intention to present proposals at the 2018 annual meeting of stockholders should be addressed to Melanie Grace, Secretary, Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Please note that only one copy of the Proxy Statement may be delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (650) 289-3060. Please direct your written requests to Melanie Grace, Secretary, Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 30, 2017, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MELANIE GRACE, SECRETARY, HERCULES CAPITAL, INC., 400 HAMILTON AVENUE, SUITE 310, PALO ALTO, CA 94301. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

STOCKHOLDERS PROPOSALS	[58]

You are cordially invited to attend the 2017 annual meeting of stockholders in person. Whether or not you plan to attend the 2017 annual meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board

Melanie Grace General Counsel, Chief Compliance Officer and Secretary

[59]	STOCKHOLDERS PROPOSALS

QUESTION AND ANSWER

PROXY STATEMENT GENERAL INFORMATION

Q:	Why did you send me this Proxy Statement?
A:	We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at our 2017 annual meeting of stockholders. The annual meeting will be held at Hercules Capital, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, on December 13, 2017 at 9:00 a.m., Pacific Time.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card. If your shares are held in “street name,” you will receive instructions for the voting of your shares from your broker, bank or other nominee, which may permit telephone or Internet voting. Follow the instructions on the voting instruction form that you receive from your broker, bank or other nominee to ensure that your shares are properly voted at the annual meeting. Further information on voting your shares is provided below under “How do I vote?”

We plan to begin mailing this Proxy Statement on or about November 9, 2017 to all stockholders entitled to vote their shares at our annual meeting.

Q:	Who can vote, and how many votes do I have?
A:	If you owned shares of our common stock at the close of business on October 30, 2017, you are entitled to vote your shares at our 2017 annual meeting. This date is the record date for the annual meeting. As of the record date, we had 84,162,661 shares of common stock outstanding.

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that it is voted on at the annual meeting.

Q:	How do I vote?
A:	If your shares are registered in your name, you may vote in person at the annual meeting or by proxy without attending the meeting. Registered stockholders may also vote by telephone or over the Internet by following the instructions included with your proxy card or the notice we mailed to you. In addition, if you received a printed proxy card, you may mark, sign, date, and mail the proxy card you received from Hercules in the postage-paid return envelope. If you vote by any of these available methods, your shares will be voted at the annual meeting in accordance with your instructions. If you sign and return the proxy card or vote by telephone or over the Internet, but do not provide voting instructions on some or all of the proposals, your shares will be voted by the persons named in the proxy card on all uninstructed proposals in accordance with the recommendations of our Board of directors given below.

If your shares are held in “street name” by a broker, bank or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares, which may include the ability to instruct the voting of your shares by telephone or over the Internet.

If you plan to attend the annual meeting and vote in person, we will give you a proxy card when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank or other nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on October 30, 2017, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the annual meeting.

QUESTION AND ANSWER	[60]

Q:	What is the quorum requirement for the annual meeting?
A:	A quorum of stockholders must be present for any business to be conducted at the annual meeting. The quorum requirement for holding the annual meeting and transacting business is the presence in person or by proxy of a majority of our outstanding shares entitled to be voted. Abstentions and broker non-votes will be treated as shares present for determining whether a quorum is established. If there are not sufficient votes for a quorum to be established, the chairman of the annual meeting may adjourn the meeting to permit further solicitation of proxies by the company.
Q:	What does it mean if I receive more than one proxy card?
A:	If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Q:	What is householding?
A:	Some banks, brokers and other nominee record holders may be “householding” our Proxy Statements, annual reports and related materials. “Householding” means that only one copy of these documents may have been sent to multiple stockholders in one household. If you would like to receive your own set of Hercules’ Proxy Statements, annual reports and related materials, or if you share an address with another Hercules stockholder and together both of you would like to receive only a single set of these documents, please contact your bank, broker or other nominee.
Q:	May I change my vote or revoke my proxy?
A:	If you are a registered stockholder, you may revoke or change your proxy at any time before it is voted by notifying the secretary of Hercules in writing, by returning a signed proxy with a later date or submitting an electronic proxy as of a later date or by attending the meeting and voting in person. If your shares are held in “street name,” you must contact your bank, broker or other nominee for instructions on changing your vote.
Q:	What if I do not specify how my shares are to be voted?
A:	If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the annual meeting, your shares will not be voted at the annual meeting.

If you hold your shares in “street name,” your bank, broker or other nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the NYSE, your bank, broker or other nominee does not have discretion to vote your shares on non-routine matters. Proposal 1, Proposal 2 and Proposal 3 are non-routine matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of directors, Proposal 2, the advisory vote on executive compensation and Proposal 3, the advisory vote on the frequency of the advisory vote on executive compensation. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1, Proposal 2 or Proposal 3. Proposal 4, the ratification of the selection of PwC to serve as our independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 4.

[61]	QUESTION AND ANSWER

Q:	What are the Board’s recommendations on how to vote my shares?
A:	Our Board of directors recommends the following:
•	Proposal 1—FOR the election of the nominees named herein as a director
•	Proposal 2—FOR approval of the advisory proposal on named executive officer compensation
•	Proposal 3—FOR the approval of an annual advisory vote on executive compensation
•	Proposal 4—FOR the ratification of PwC as our independent public accounting firm

In addition, if other matters are presented at the annual meeting, the persons named in the proxy card as proxy holders are authorized to vote on the additional matters as they determine.

Q:	What if I do not specify how my shares are to be voted?
A:	If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•	Proposal 1—FOR the election of the nominee named herein as a director
•	Proposal 2—FOR approval of the advisory proposal on named executive officer compensation
•	Proposal 3—FOR the approval of the annual advisory vote on executive compensation
•	Proposal 4—FOR the ratification of PwC as our independent public accounting firm
•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the annual meeting

If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, your bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, banks, brokers and other nominees do not have discretion to vote on non-routine matters. Proposal 1, Proposal 2 and Proposal 3 are non-routine matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of directors, Proposal 2, the advisory vote on executive compensation and Proposal 3, the advisory vote on the frequency of the advisory vote on executive compensation. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1, Proposal 2 or Proposal 3. Proposal 4, the ratification of the selection of PwC to serve as our independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 4.

QUESTION AND ANSWER	[62]

Q:	What is the vote required for each proposal?
A:	Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
	Proposal 1—Election of two directors nominated by our Board and named in this Proxy Statement who will serve for the terms specified in this Proxy Statement	Affirmative vote of the holders of a plurality of the shares of stock outstanding	No	Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal

	Proposal 2—Approval of advisory proposal on named executive officer compensation	Affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

	Proposal 3—Advisory vote on the frequency of the executive compensation advisory vote	Affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy	No	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

	Proposal 4—Ratification of the selection of PwC to serve as our independent public accounting firm for the fiscal year ending December 31, 2017	Affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy	Yes	Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
Q:	What are abstentions and “broker non-votes”?
A:	An abstention represents action by a stockholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a stockholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.
Q:	Who is paying for the costs of soliciting these proxies?
A:	Hercules will pay all the costs of soliciting these proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We have has also retained Georgeson, Inc. to assist in the solicitation of proxies for estimated fees of $10,000 plus out-of-pocket expenses.
Q:	How do I find out the results of the voting at the annual meeting?
A:	Preliminary voting results will be announced at the annual meeting. Final voting results will be published on Form 8-K within four (4) business days from the date of the annual meeting.
Q:	Who should I call if I have any questions?
A:	If you have any questions about the annual meeting, voting or your ownership of our common stock, please call us at (650) 600-5405 or send an e-mail to Melanie Grace, Secretary, at mgrace@htgc.com.
[63]	QUESTION AND ANSWER

HERCULES CAPITAL, INC.
400 HAMILTON AVENUE
SUITE 310
PALO ALTO, CA 94301
ATTN: MELANIE GRACE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E34172-P99188

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HERCULES CAPITAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert P. Badavas
02) Jorge Titinger

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	3 Years	2 Years	1 Year	Abstain
3. Approve, on an advisory basis, the frequency of the executive compensation advisory vote.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E34173-P99188

HERCULES CAPITAL, INC.
Annual Meeting of Stockholders
December 13, 2017
This proxy is solicited by the Board of Directors.

The stockholder(s) hereby appoint(s) Manuel A. Henriquez and Scott Bluestein, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HERCULES CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., PST on December 13, 2017, at Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side